DEFINITIVE PROXY STATEMENT

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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NANOMETRICS INCORPORATED

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NANOMETRICS INCORPORATED

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF NANOMETRICS INCORPORATED:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Nanometrics Incorporated, a Delaware corporation, will be held on Wednesday, May 27, 2009, at 10:00 a.m., local time, at Nanometrics’ principal offices located at 1550 Buckeye Drive, Milpitas, California 95035. At the annual meeting you will be asked to consider and vote upon the following:

1.	A proposal to elect two Class II directors of Nanometrics, each to serve for a term of three years or until his respective successor has been duly elected and qualified.

2.	A proposal to approve an amendment and restatement of our 2003 Employee Stock Purchase Plan (“2003 Stock Plan”) to increase the number of shares reserved for issuance under the 2003 Stock Plan by 1,200,000 shares.

3.	A proposal to approve an amendment and restatement of our 2005 Equity Incentive Plan to allow in 2009 for a one-time stock option exchange program for eligible employees and executive officers and to clarify the plan term.

4.	A proposal to ratify the appointment of BDO Seidman, LLP as Nanometrics’ independent registered public accounting firm for the fiscal year ending December 26, 2009.

5.	Such other business as may properly come before the annual meeting or any postponements or adjournments thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice of annual meeting of stockholders.

Only stockholders of record at the close of business on Monday, April 13, 2009 are entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof.

All stockholders are cordially invited to attend the annual meeting in person. However, to ensure representation at the annual meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the annual meeting may vote in person even if that stockholder previously returned a proxy card for the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Bruce C. Rhine
Chairman of the Board of Directors

Milpitas, California

April 21, 2009

NANOMETRICS INCORPORATED

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement is being provided to the stockholders of Nanometrics Incorporated as part of a solicitation of proxies by our board of directors for use at our 2009 annual meeting of stockholders. This proxy statement provides stockholders with information they need to know to be able to vote or instruct their vote to be cast at the annual meeting. This proxy statement and the enclosed form of proxy are first mailed to stockholders of record on or about April 27, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 27, 2009

The proxy statement and annual report are available at http://www.nanometrics.com/investor/proxy2009.pdf.

Date, Time and Place

The annual meeting will be held on Wednesday, May 27, 2009 at 10:00 a.m., local time, at Nanometrics’ principal offices located at 1550 Buckeye Drive, Milpitas, California 95035.

Purpose; Other Matters

The annual meeting is being held to consider and vote upon the following:

1.	A proposal to elect two Class II directors of Nanometrics, each to serve for a term of three years or until his respective successor has been duly elected and qualified.

2.	A proposal to approve an amendment and restatement of our 2003 Employee Stock Purchase Plan (“2003 Stock Plan”) to increase the number of shares reserved for issuance under the 2003 Stock Plan by 1,200,000 shares.

3.	A proposal to approve an amendment and restatement of our 2005 Equity Incentive Plan to allow in 2009 for a one-time stock option exchange program for eligible employees and executive officers and to clarify the plan term.

4.	A proposal to ratify the appointment of BDO Seidman, LLP as Nanometrics’ independent registered public accounting firm for the fiscal year ending December 26, 2009.

Stockholders will also be asked to consider and vote upon any other business that may properly come before the annual meeting or any adjournments or postponements of the annual meeting. We do not expect that any matter other than the proposals presented in this proxy statement will be brought before the annual meeting. However, if other matters incident to the conduct of the annual meeting are properly presented at the annual meeting or any adjournment or postponement of the annual meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.

If you vote “AGAINST” any of the proposals, the proxy holders will not be authorized to vote for any adjournments or postponements of the annual meeting, including for the purpose of soliciting additional proxies, unless you so indicate by marking the appropriate box on the proxy card for the annual meeting.

Recommendation of the Board of Directors

The board of directors unanimously recommends that you vote:

•	“FOR” the election of the nominees named in this Proxy Statement, each to serve as a Class II director on our board of directors, with the directors who are nominees abstaining.

•	“FOR” the proposal to approve an amendment and restatement of our 2003 Stock Plan to increase the number of shares reserved for issuance under the 2003 Stock Plan by 1,200,000 shares.

•

“FOR” the proposal to approve an amendment and restatement of our 2005 Equity Incentive Plan to allow in 2009 for a one-time stock option exchange program for eligible employees and executive officers and to clarify the plan term.

•	“FOR” the proposal to ratify the appointment of BDO Seidman, LLP as Nanometrics’ independent registered public accounting firm for the fiscal year ending December 26, 2009.

Record Date; Outstanding Shares; Voting Rights

Only holders of record of common stock at the close of business on the record date for the annual meeting, April 13, 2009, are entitled to notice of and to vote at the annual meeting. As of the record date, there were 18,503,765 shares of common stock outstanding and entitled to vote at the annual meeting, held by approximately 283 holders of record. Each record holder of common stock on the record date is entitled to one vote for each share of common stock held as of the record date with respect to all proposals.

A list of stockholders will be available for review at the annual meeting and our executive offices during regular business hours for a period of ten days before the annual meeting.

Admission to the Annual Meeting

Only stockholders, their designated proxies and guests of Nanometrics may attend the annual meeting. If you plan to attend the annual meeting and wish to vote in person, you will be given a ballot at the annual meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the annual meeting, you must bring to the annual meeting a “legal proxy” from the record holder of your shares authorizing you to attend and vote at the annual meeting.

Quorum and Vote Required

A quorum of stockholders is necessary to hold a valid annual meeting of stockholders. In order to have a quorum for the transaction of business at the annual meeting, a majority of shares of common stock issued and outstanding and entitled to vote on the record date must be present in person or by proxy at the annual meeting. Shares that are voted “FOR,” “AGAINST,” “ABSTAIN” or “WITHHOLD AUTHORITY” a matter are treated as being present at the annual meeting for purposes of establishing a quorum.

If your broker holds your shares in its name, the broker is permitted to vote your shares on the election of directors and the ratification of the independent registered public accounting firm, even if it does not receive voting instructions from you. Proposals 2 and 3 regarding amendments to equity plans are “non-discretionary,” meaning that brokers who hold shares for the accounts of their clients and who have not received instructions from their clients do not have discretion to vote on those items. When a broker votes a client’s shares on some but not all of the proposals at the annual meeting, the missing votes are referred to as “broker non-votes.” Those shares will be included in determining the presence of a quorum at the annual meeting but are not considered “present” for purposes of voting on the non-discretionary items.

In addition, the vote required to approve each proposal is as follows:

Proposal 1

In the election of our Class II directors, the nominees receiving the highest number of “FOR” votes will be elected. Abstentions and proxies marked “WITHHOLD AUTHORITY” will have no effect on the election of directors.

Proposal 2

The affirmative vote (“FOR”) of holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote at the annual meeting is required for the approval of the amendment and restatement of our 2003 Stock Plan. We believe that the 2003 Stock Plan provides a valuable opportunity for employees to acquire an ownership interest in the Company and provides stockholder value by aligning employee and stockholder interests. The proposed increase to the number of shares reserved for issuance under the 2003 Stock Plan will enable the Company to continue to utilize equity incentives to attract and retain the best available individuals for positions of significant authority and responsibility, provide additional incentive to our employees, and promote the overall success of our business.

If we do not obtain stockholder approval, then the proposed 1,200,000 share increase to the share reserve under the 2003 Stock Plan will not be implemented. The 2003 Stock Plan was still in effect during fiscal 2009 but, as of the date of the annual meeting, the Company will have no remaining shares available for issuance and award under the 2003 Stock Plan. If we do not obtain stockholder approval to increase the share reserve under the 2003 Stock Plan, the Company will have to discontinue the 2003 Stock Plan until such future date as we obtain stockholder approval to increase the share reserve. Abstentions will be treated as “present” so will have the same effect as a vote against the proposal.

Proposal 3

The affirmative vote (“FOR”) of holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote at the annual meeting is required for the approval of an amendment and restatement of our 2005 Equity Incentive Plan to allow in 2009 for a one-time option exchange program for eligible employees and executive officers and to clarify the plan term. We are proposing this program because we believe that it will provide a more cost-effective retention and incentive tool to our key contributors than issuing incremental equity or paying additional cash compensation. We estimate a reduction in our overhang of outstanding stock options of approximately 902,794 shares, assuming full participation in the Option Exchange Program and assuming that the Option Exchange Program is effected on or around July 15, 2009.

If we do not obtain stockholder approval, then the proposed Option Exchange Program will not be implemented. Abstentions will be treated as “present” so will have the same effect as a vote against the proposal.

Proposal 4

Approval by the stockholders of the selection of Nanometrics’ independent registered public accounting firm is not required, but we believe it is desirable as a matter of good corporate governance to submit this matter to the stockholders. If holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote at the annual meeting do not ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 26, 2009, the Audit Committee of the board of directors will consider whether it should select another independent registered public accounting firm.

Voting

General

Stockholders of record as of the record date may vote their shares by attending the annual meeting and voting their shares in person or by completing, signing and dating their respective proxy cards for the annual meeting and mailing them in the postage pre-paid envelope enclosed for that purpose. Stockholders holding shares of common stock in “street name,” which means that their shares are held of record by a broker, bank, or other nominee, may vote by mail by completing, signing and dating the voting instruction forms for the annual meeting provided by their respective brokers, banks, or other nominees and returning their respective voting instruction forms to the record holders of their shares of common stock. Even if you plan to attend the annual meeting, we recommend that you vote by proxy prior to the annual meeting. You can always change your vote as described below.

Voting by Proxy

All properly executed proxies that are received prior to the annual meeting and not revoked will be voted at the annual meeting according to the instructions indicated on the proxies. If your proxy does not specify how you wish us to vote your shares, your shares will be voted:

•	“FOR” the election of the nominees named in this Proxy Statement, each to serve as a Class II director on our board of directors;

•	“FOR” the proposal to approve an amendment and restatement of our 2003 Stock Plan to increase the number of shares reserved for issuance under the 2003 Stock Plan by 1,200,000 shares;

•

“FOR” the proposal to approve an amendment and restatement of our 2005 Equity Incentive Plan to allow in 2009 for a one-time stock option exchange program for eligible employees and executive officers and to clarify the plan term; and

•	“FOR” the proposal to ratify the appointment of BDO Seidman, LLP as Nanometrics’ independent registered public accounting firm for the fiscal year ending December 26, 2009.

You may receive more than one proxy card depending on how you hold your shares of common stock. Generally, you need to sign and return all of your proxy cards to vote all of your shares. For example, if you hold shares through someone else, such as a broker, you may get proxy material from that person.

Changing Your Vote

If you are the record holder of your shares of common stock, you can change your vote at any time before your proxy is voted at the annual meeting by:

•	delivering to our corporate secretary a signed notice of revocation;

•	granting the proxy holders a new, later-dated proxy, which must be signed and delivered to our corporate secretary in advance of the vote at the annual meeting; or

•	attending the annual meeting and voting in person.

Your attendance alone, however, will not revoke your previously granted proxy. If you hold your shares in street name and you have provided voting instructions to your broker, bank or other nominee for the annual meeting, you must follow the instructions provided by your broker, bank or other nominee in order to change your vote or revoke your proxy for the annual meeting.

Proxy Solicitation

Nanometrics is soliciting proxies for the annual meeting from our stockholders. We will bear the entire cost of soliciting proxies from the stockholders. In addition to the solicitation of proxies by mail, we will request that brokers, banks and other nominees send proxies and proxy materials to the beneficial owners of common stock held by them and secure their voting instructions, if necessary. We also may use several of our regular employees, who will not be specially compensated, to solicit proxies from stockholders, personally or by telephone, internet, telegram, facsimile or special delivery letter.

Assistance

If you need assistance in completing your proxy card or have questions regarding the annual meeting, please contact Investor Relations at (408) 545-6000 or write to Nanometrics Incorporated, 1550 Buckeye Drive, Milpitas, California 95035, Attn: Investor Relations.

“Householding” of Proxy Materials

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Nanometrics and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Upon written or oral request to our Investor Relations department, by mail at 1550 Buckeye Drive, Milpitas, California, 95035 or by telephone at (408) 545-6000, we will promptly deliver a copy of the proxy statement to a stockholder if that stockholder shares an address with another stockholder to which a single copy of the proxy statement was delivered. A stockholder may notify us as described above if the stockholder wishes to receive a separate copy of the proxy statement in the future or, alternatively, if the stockholder wishes to receive a single copy of the materials instead of multiple copies.

Stockholder Proposals

Stockholders are entitled to present proposals for action at the 2010 annual meeting of stockholders. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at the 2010 annual meeting of stockholders, the proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to Nanometrics Incorporated, 1550 Buckeye Drive, Milpitas, California 95035, Attention: Office of the Secretary. Typically, proposals must be received by us no later than 120 calendar days before the date the proxy statement was released to stockholders in connection with the previous year’s annual meeting. If we change the date of our annual meeting to a date more than 30 days from the date of our previous year’s annual meeting, then the deadline for receipt of stockholder proposals will be changed to a reasonable time before we begin to print and mail our proxy. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement. Additionally, stockholder proposals to be considered at the annual meeting outside the processes of Rule 14a-8 (which are not intended to be included in the proxy materials for such annual meeting) must be delivered to or mailed and received at our executive offices at least 45 days before the date that the proxy statement was released to stockholders in connection with the previous year’s annual meeting.

Material Proceedings

To the best of management’s knowledge, there are no material proceedings to which any director, officer or 5% stockholder is a party and (i) is adverse to Nanometrics or any of its subsidiaries or (ii) has a material interest adverse to Nanometrics or any of its subsidiaries.

PROPOSAL 1

ELECTION OF DIRECTORS

At the 2009 annual meeting of stockholders, unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, each of whom has been nominated by our board of directors and is presently a director of Nanometrics. The nominees were recommended by the Nominating and Corporate Governance Committee of the board of directors. If the nominees are unable or decline to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy. We do not have any reason to believe that either of the nominees will be unable or will decline to serve as a director.

Our board of directors currently is comprised of eight (8) members, and is divided into three (3) classes, with staggered three-year terms. Howard A. Bain III, William G. Oldham, Ph.D., and Stephen J Smith, Ph.D. are our current Class I directors, and their terms expire at our 2011 annual meeting of stockholders. Edmond R. Ward, Ph.D. and J. Thomas Bentley are our current Class II directors, and their terms expire at this 2009 annual meeting of stockholders. Vincent J. Coates, Bruce C. Rhine and Timothy J. Stultz, Ph.D. are our current Class III directors, and their terms expire at our 2010 annual meeting of the stockholders. Dr. Ward has informed us that he will not stand for re-election as a Class II director, and as a result, immediately following the 2009 annual meeting of stockholders, the number of authorized members of the board of directors shall be reduced from eight (8) to seven (7) members.

Class II Nominees

J. Thomas Bentley and Timothy J. Stultz, Ph.D. are the nominees for our Class II directors, with a term that expires at the 2012 annual meeting of stockholders. Dr. Stultz, who currently is serving as a Class III director, has tendered his resignation as a Class III director, which resignation is contingent upon and subject to his election as a Class II director. If our stockholders do not elect Dr. Stultz to serve as a Class II director, Dr. Stultz’ resignation as a Class III director will not take effect and Dr. Stultz will continue to serve on our board as a Class III director. J. Thomas Bentley, 59, has served as a director since April 2004. Mr. Bentley served as a Managing Director at SVB Alliant (formerly Alliant Partners), a mergers and acquisitions firm, since he co-founded the firm in 1990 until October 2005. Mr. Bentley currently serves on the board of directors of Rambus, Inc., a chip interface technology company. Mr. Bentley holds a B.A. degree in Economics from Vanderbilt University and a Masters of Science in Management from the Massachusetts Institute of Technology.

Timothy J. Stultz, Ph.D., 61, has served as President, Chief Executive Officer and a director since August 2007. From June 2003 to August 2007, Dr. Stultz served as the President and Chief Executive Officer of Imago Scientific Instruments Corporation, a supplier of proprietary 3-D atom probe microscopes to the research materials and microelectronics industries. Prior to Imago, Dr. Stultz served as President and Chief Executive Officer for ThauMDx, a developer of diagnostic systems and technologies for the analysis of biomolecules, drugs and chemicals. Dr. Stultz received his B.S., M.S. and Ph.D. in Materials Science and Engineering from Stanford University.

Assuming the election of the Class II director nominees, following the 2009 stockholder meeting, the board of directors will be comprised of the following seven (7) members: Howard A. Bain III, William G. Oldham, Ph.D. and Stephen J Smith, Ph.D. will be the Class I directors, J. Thomas Bentley and Timothy J. Stultz, Ph.D. will be the Class II directors, and Vincent J. Coates and Bruce C. Rhine will be the Class III directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

Information Regarding Other Directors Continuing In Office

Set forth below is information regarding each of our continuing directors, including their ages as of April 13, 2009, the periods during which they have served as a director, and certain information as to principal occupations and directorships held by them in corporations whose shares are publicly registered.

Incumbent Class III Directors whose terms expire in 2010

Dr. Stultz, who currently is serving as a Class III director, has tendered his resignation as a Class III director and has been nominated by the Nominating and Corporate Governance Committee and the board of director, for election as a Class II director. Dr. Stultz’ resignation as a Class III director is subject to his election as a Class II director, and if our stockholders do not elect Dr. Stultz as a Class II director, Dr. Stultz’ resignation shall be rendered ineffective, and Dr. Stultz will continue to serve on our board as a Class III director.

Vincent J. Coates, 84, founded Nanometrics and has served as Vice-Chairman of the Board and Chairman of our Scientific Advisory Board since July 2007, Chairman of the Board from January 1975 through July 2007 and as Secretary from February 1989 until July 2007. From January 1975 until April 1998, Mr. Coates served as the Chief Executive Officer and as President from January 1975 through May 1996, except for the period of January 1986 through February 1987 when he served exclusively as Chief Executive Officer. Mr. Coates holds a B.E. in Mechanical Engineering from Yale University.

Bruce C. Rhine, 51, has served as our Chairman of the Board of Directors since July 2007 and as a director since July 2006. From July 2006 to February 2008, Mr. Rhine served as our Chief Strategy Officer. From March 2007 to August 2007, Mr. Rhine served as our Chief Executive Officer. From August 2000 to July 2006, Mr. Rhine served as Chairman and Chief Executive Officer of Accent Optical Technologies, Inc. and as Accent Optical Technologies, Inc.’s President from January 2003 to April 2005 and from August 2000 to September 2001. Mr. Rhine holds a B.S. degree in Chemical Engineering and an M.B.A. in Finance from The Pennsylvania State University.

Class I Directors whose terms expire in 2011

Howard A. Bain III, 63, has served on our Board since April 2008. He is also a director of Learning Tree International, Inc. and several private venture capital financed companies. Since 2004, he has been an independent consultant in all aspects of corporate finance. He held Chief Financial Officer positions at several public companies including: Portal Software from 2001 to 2004, Vicinity Corporation in 2000, Informix from 1999 to 2000, and Symantec Corporation from 1991 to 1999. He has additional experience in various technology companies in the areas of semiconductor devices and manufacturing equipment; laser-based large screen projection systems; and computer disk drives. He was a consultant with Arthur Andersen LLP where he was a certified public accountant. Mr. Bain holds a B.S. in Business from California Polytechnic University.

William G. Oldham, Ph.D., 71, has served as a director since June 2000 and as lead independent director from May 2007 through August 2008. Dr. Oldham, now Professor Emeritus, was a faculty member at the University of California at Berkeley from 1964 to 2003. He serves on the board of directors of Cymer, Inc., a supplier of light sources for deep ultraviolet photolithography systems. Dr. Oldham holds B.S., M.S. and Ph.D. degrees from the Carnegie Institute of Technology.

Stephen J Smith, Ph.D., 62, has served as a director since April 2004. Dr. Smith has been a professor in the Department of Molecular and Cellular Physiology at the Stanford University School of Medicine since 1989. Dr. Smith holds a B.A. degree from Reed College and a Ph.D. from the University of Washington.

Compensation of Directors

During fiscal year 2008, directors who were not also employees of Nanometrics received an annual retainer fee of $20,000, plus $1,500 for each board meeting attended. The Chairman of the Board, Audit Committee Chairman, Compensation Committee Chairman and Nominating and Corporate Governance Committee Chairman received an incremental $15,000, $10,000, $5,000 and $5,000 annual retainer, respectively, for serving in such capacities and each committee member received an additional $2,000 annual retainer. The Lead Independent Director, a position which was eliminated in August 2008, also received an incremental $5,000 annual retainer (which was pro-rated in 2008 to reflect actual time served in such capacity). All non-employee directors received $1,500 for board meetings attended on site and $500 for telephonic board meetings lasting more than 30 minutes. Committee members received $1,500 for committee meetings (for which they served as a member) that were attended on site and $500 for telephonic committee meetings lasting more than 30 minutes. Joseph F. Dox waived the right to receive such board of director annual retainer and meeting attendance fees during his term as a director in fiscal 2008.

Non-employee directors were also eligible to participate in our 2000 Director Stock Option Plan whereby each director received a stock option award of 20,000 options upon appointment to the board of directors and 2,500 stock options on the second business day of each quarter thereafter, provided the director has served on the board of directors for at least six months on each grant date. One-third (1/3) of the shares subject to the option shall vest on the one year anniversary of the vesting commencement date, and an additional one-third (1/3) of the shares subject to the option will vest each year thereafter on the annual anniversary of the vesting commencement date, subject to the director continuing to provide services to Nanometrics through each such date. It is anticipated that future option grants to non-employee directors will generally be made from our 2005 Equity Incentive Plan.

Each non-employee director shall also receive an award of 2,000 restricted stock units under our 2005 Equity Incentive Plan on the first business day of each year, provided the director has served on the board of directors as a non-employee director for at least six months on each grant date. One-third (1/3) of the restricted stock units subject to the award shall vest on the later of the one year anniversary of the vesting commencement date and the opening of any applicable Company trading window, and an additional one-third (1/3) of the restricted stock units subject to the award will vest each year thereafter on the later of the annual anniversary of the vesting commencement date and the opening of any applicable Company trading window, subject to the director continuing to provide services to Nanometrics through each such date. The following table shows compensation information for Nanometrics’ non-employee directors for fiscal year 2008.

DIRECTOR COMPENSATION

For Fiscal Year 2008

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Bruce C. Rhine(4)	$97,519	—	$1,197	$1,344	$100,060
Vincent J. Coates(5)	$29,500	—	$7,200	$120	$36,820
Howard A. Bain(6)	$41,000	—	$13,605	$695	$55,300
J. Thomas Bentley(7)	$51,250	$6,523	$37,720	—	$95,493
William G. Oldham(7)	$47,429	$6,523	$37,720	—	$91,672
Stephen J Smith(7)	$50,250	$6,523	$37,720	$2,201	$96,694
Edmond R. Ward(7)	$56,750	$6,523	$37,720	$3,098	$104,091
Joseph F. Dox(8)	—	$6,523	$22,097	—	$28,620

(1)	Amounts shown do not reflect compensation actually received by the director. Instead, the amounts shown are the compensation costs we recognized in fiscal 2008 for stock awards (of Restricted Stock Units, or RSUs), as determined pursuant to SFAS 123(R).
(2)	Amounts shown do not reflect compensation actually received by the director. Instead, the amounts shown are the compensation costs we recognized in fiscal 2008 for option awards, as determined pursuant to SFAS 123(R). The assumptions used to calculate the value of option awards are set forth under Note 3 of the Notes to Consolidated Financial Statements included in Nanometrics’ Annual Report on Form 10-K for fiscal 2008 filed with the SEC on March 27, 2009, except that the forfeiture rate is 0% for these options.
(3)	Representing health care reimbursement benefit extended to directors and officers.
(4)	Included in Mr. Rhine’s compensation as a director is a one-time payment of $55,000 for services in support of Dr. Stultz’ transition as incoming Chief Executive Officer during the first quarter of 2008. Mr. Rhine’s compensation as the Company’s Chief Strategy Officer, a role from which he resigned on February 1, 2008, is provided on the “Summary Compensation Table” on page 25. At December 27, 2008, Mr. Rhine had outstanding 127,122 options to purchase shares of common stock, of which 4,166 were granted for Mr. Rhine’s services as a non-employee director during 2008. The fair value of stock options granted to Mr. Rhine in 2008 as of the grant date was (a) $3,781 for a stock option grant to purchase 1,666 shares of common stock made on February 26, 2008 at an exercise price of $6.00 per share and (b) $1,839 for a stock option grant to purchase 2,500 shares of common stock made on October 2, 2008 at an exercise price of $1.88 per share.
(5)	At December 27, 2008, Mr. Coates had outstanding 11,196 options to purchase shares of common stock. The fair value of stock options granted to Mr. Coates in 2008 as of the grant date was (a) $6,824 for a stock option grant to purchase 2,500 shares of common stock made on April 1, 2008 at an exercise price of $7.28 per share, (c) $5,363 for a stock option grant to purchase 2,500 shares of common stock made on July 2, 2008 at an exercise price of $5.69 per share and (d) $1,839 for a stock option grant to purchase 2,500 shares of common stock made on October 2, 2008 at an exercise price of $1.88 per share.
(6)	At December 27, 2008, Mr. Bain had outstanding 22,500 options to purchase shares of common stock. The fair value of stock options granted to Mr. Bain in 2008 as of the grant date was (a) $54,590 for a stock option grant to purchase 20,000 shares of common stock made on April 1, 2008 at an exercise price of $7.28 per share and (b) $1,839 for a stock option grant to purchase 2,500 shares of common stock made on October 2, 2008 at an exercise price of $1.88 per share.
(7)	At December 27, 2008, these directors had outstanding 2,000 RSUs and 50,000 options to purchase shares of common stock. The fair value of RSUs granted to these directors as of the January 2, 2008 grant date was $19,860 for 2,000 shares of common stock at $9.93 per share. The fair value of stock options granted to these directors in 2008 as of the grant date was (a) $9,360 for a stock option grant to purchase 2,500 shares of common stock made on January 2, 2008 at an exercise price of $9.93 per share, (b) $6,824 for a stock option grant to purchase 2,500 shares of common stock made on April 1, 2008 at an exercise price of $7.28 per share, (c) $5,363 for a stock option grant to purchase 2,500 shares of common stock made on July 2, 2008 at an exercise price of $5.69 per share and (d) $1,839 for a stock option grant to purchase 2,500 shares of common stock made on October 2, 2008 at an exercise price of $1.88 per share.

(8)	In our sole discretion, we made a charitable donation to an eligible IRS recognized nonprofit organization in the amount of $24,500, representing the fees Mr. Dox would have received in his capacity as a director for the fiscal year 2008. At December 27, 2008, Mr. Dox had no outstanding RSUs or options to purchase shares of common stock. The fair value of RSUs granted to Mr. Dox as of the January 2, 2008 grant date was $19,860 for 2,000 shares of common stock at $9.93 per share. The fair value of stock options granted to Mr. Dox in 2008 as of the grant date was (a) $9,360 for a stock option grant to purchase 2,500 shares of common stock made on January 2, 2008 at an exercise price of $9.93 per share and (b) $6,824 for a stock option grant to purchase 2,500 shares of common stock made on April 1, 2008 at an exercise price of $7.28 per share.

Board of Directors Meetings and Committees

The board of directors met a total of 11 times during the fiscal year ended December 27, 2008. During the fiscal year ended December 27, 2008, all directors attended at least 75% of the aggregate number of meetings of the board of directors and meetings of committees upon which they served. The standing committees of the board of directors include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

The board of directors has determined that all of its directors meet the independence requirements of the NASDAQ Global Market, with the exceptions of Bruce C. Rhine and Timothy J. Stultz, Ph.D.

We do not have a policy regarding our directors’ attendance at our annual meetings. With the exception of Vincent J. Coates, none of the directors who served on the board of directors for the entire fiscal year attended the 2008 annual meeting of stockholders.

Audit Committee

The Audit Committee of the board of directors, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, reviews and monitors our financial reporting as well as our internal and external audits, including among other things, our internal audit and control functions, the results and scope of the annual audit and other services provided by our independent registered public accounting firm, and our compliance with legal matters that may have a significant impact on our financial reports. In addition, the Audit Committee has the responsibility to consider and recommend the engagement of, and to review fee arrangements with, our independent registered public accounting firm. The Audit Committee also monitors transactions between Nanometrics and our officers, directors and employees for any potential conflicts of interest.

The members of the Audit Committee at the beginning of the fiscal year ended December 27, 2008 were J. Thomas Bentley, Edmond R. Ward and Joseph F. Dox. In April 2008, Howard A. Bain III joined the board of directors, which appointed Mr. Bain to the Audit Committee as the Audit Committee financial expert and chairman, replacing Mr. Dox in that role. Mr. Dox did not stand for re-election to our board of directors in 2008, and his term as a director expired on the date of the annual meeting of stockholders on June 26, 2008. The Audit Committee currently consists of Howard A. Bain III, J. Thomas Bentley and Edmond R. Ward. Dr. Ward is not standing for re-election to our board of directors in 2009, and his term as a director will expire on the date of the annual meeting of stockholders on May 27, 2009. The board has appointed William G. Oldham, Ph.D., a current member of the board of directors, to replace Dr. Ward and serve on our Audit Committee.

Our board of directors has determined that each member of our Audit Committee, including Dr. Oldham, is “independent” within the meaning of the rules of the Securities and Exchange Commission and the Marketplace Rules of NASDAQ. Our board of directors has also determined that each member of the Audit Committee, including Dr. Oldham, is able to read and understand financial statements. Further, the board of directors has determined that each of Mr. Bain, Chairman of the Audit Committee, and Mr. Bentley qualifies as an “audit committee financial expert” as that term is used in the Securities and Exchange Commission rules. The Audit Committee met eight times during the fiscal year ended December 27, 2008.

The Audit Committee has adopted a written charter, which is available on our website at www.nanometrics.com/investor/governance.html.

Compensation Committee

Our Compensation Committee reviews and makes recommendations to the board of directors regarding our compensation policies and programs as well as the compensation of the chief executive officer and other executive officers of Nanometrics, and recommends to the board of directors a compensation program for outside members of the board of directors. The Compensation Committee may form and delegate authority to subcommittees or, with respect to compensation for employees and consultants who are not named executive officers for purposes of Section 16 of the Exchange Act, to Nanometrics officers, in either instance as the Compensation Committee determines appropriate.

The Compensation Committee is responsible for approving the grant of stock options to our employees under our 2000 Employee Stock Option Plan, 2002 Nonstatutory Stock Option Plan and 2005 Equity Incentive Plan.

The Compensation Discussion and Analysis included in this proxy statement includes additional information regarding the Compensation Committee’s processes and procedures for considering and determining executive officer compensation.

The members of the Compensation Committee at the beginning of the fiscal year ended December 27, 2008 were J. Thomas Bentley, Stephen J Smith and Edmond R. Ward, each of whom is a non-employee member of our board of directors. Dr. Ward, who had served as the chairman of the Compensation Committee, exited the Compensation Committee in November 2008, at which time William G. Oldham joined the Compensation Committee and Mr. Bentley was appointed as chairman of the Compensation Committee by the board of directors, replacing Dr. Ward in that role. The Compensation Committee currently consists of J. Thomas Bentley, William G. Oldham and Stephen J Smith. Each member of our Compensation Committee is an “outside” director as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, and a “non-employee” director within the meaning of Rule 16b-3 of the Exchange Act. Our board of directors has determined that each of the directors serving on our Compensation Committee is “independent” within the meaning of the rules of the Securities and Exchange Commission and the Marketplace Rules of NASDAQ. The Compensation Committee met seven times during fiscal 2008.

The Compensation Committee has adopted a written charter, which is available on our website at www.nanometrics.com/investor/governance.html.

Nominating and Corporate Governance Committee

We also maintain a standing Nominating and Corporate Governance Committee that assists the board of directors in identifying and qualifying candidates to join the board of directors and addressing governance issues. Our board of directors has determined that each of the directors serving on our Nominating and Corporate Governance Committee is “independent” within the meaning of the rules of the Securities and Exchange Commission and the Marketplace Rules of NASDAQ. The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees. Its general policy is to assess the appropriate size of the board of directors and whether any vacancies are expected due to retirement or otherwise. In the event those vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider recommending various potential candidates to fill such vacancies. Candidates may come to the attention of the Nominating and Corporate Governance Committee through its current members, stockholders or other persons. The board of directors may consider properly submitted stockholder nominations for candidacy. Nominees may be submitted by stockholders in accordance with the stockholder communication policy described below. Director candidates submitted by stockholders will be considered under the same criteria as candidates recommended by directors or others.

The Nominating and Corporate Governance Committee has no specific, minimum qualifications for director candidates. In general, however, persons considered for board of directors positions must have demonstrated leadership capabilities, be of sound mind and high moral character, have no personal or financial interest that would conflict or appear to conflict with the interests of Nanometrics and be willing and able to commit the necessary time for board of directors and committee service.

The Nominating and Corporate Governance Committee believes that board members should represent a balance of diverse backgrounds and skills, including marketing, finance, manufacturing, engineering, science, and international experience. The members of the Nominating and Corporate Governance Committee at the beginning of the fiscal year ended December 27, 2008 were William G. Oldham, Stephen J Smith and Joseph F. Dox. Dr. Smith serves as chairman of the Nominating and Corporate Governance Committee. In June 2008, Mr. Dox resigned from the Nominating and Corporate Governance Committee and was replaced by Edmond R. Ward. The Nominating and Corporate Governance Committee currently consists of William G. Oldham, and Stephen J Smith and Edmond R. Ward. Dr. Ward is not standing for re-election to our board of directors in 2009, and his term as a director will expire on the date of the annual meeting of stockholders on May 27, 2009, at which time our Nominating and Corporate Governance Committee will consist of Dr. Oldham and Dr. Smith. The Nominating and Corporate Governance Committee met seven times in the fiscal year ended December 27, 2008.

The Nominating and Corporate Governance Committee has adopted a written charter, which is available on our website at www.nanometrics.com/investor/governance.html.

Lead Independent Director

In March 2007, the board of directors appointed William G. Oldham to serve in a lead capacity to work with the chairman of the board of directors in formulating the agendas of upcoming meetings of the board of directors and undertake such other duties as the chairman or the independent directors of the board of directors may request. The lead independent director position was eliminated in August 2008.

Code of Ethics

We have adopted a code of business conduct and ethics that applies to all executive officers and employees. We post our code of business conduct and ethics on our website at www.nanometrics.com. We intend to disclose any amendment to the provisions of the code of business conduct and ethics that apply specifically to executive officers by filing such information on a Current Report on Form 8-K with the SEC, to the extent such filing is required by SEC Rules or the NASDAQ Stock Market LLC’s listing requirements; otherwise, we will disclose such waiver by posting such information on our website.

Stockholder Communication Policy

We have established a formal process for stockholders to send communications to the board of directors or to individual directors. The names of all directors are available to stockholders in this proxy statement. Stockholder communications may be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to Nanometrics Incorporated, 1550 Buckeye Drive, Milpitas, California 95035, Attention: Office of the Secretary. If we receive any stockholder communication intended for the full board of directors or any individual director, we will forward the communication to the full board of directors or the individual director, unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal or similarly inappropriate, in which case we have the authority to discard the communications or take appropriate legal action regarding the communication.

Report of the Audit Committee of the Board of Directors

The following is the report of the Audit Committee of the board of directors describing its review of materials and determinations with respect to its auditors and financial statements for the fiscal year ended December 27, 2008. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.

In accordance with its written charter adopted by the board of directors, the Audit Committee assists the board of directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Nanometrics. During the fiscal year ended December 27, 2008, the Audit Committee met eight times, and the Audit Committee chairman, as representative of the committee, discussed the interim financial information contained in quarterly earnings announcements with the chief financial officer and independent auditors prior to public release.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statements on Auditing Standards (“SAS”) No. 61, as amended, “Communication with Audit Committees”). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company (including the matters in the written disclosure required by PCAOB Rule 3526), and considered the compatibility of non-audit services with the auditors’ independence.

Additionally, the Audit Committee reviewed and discussed the audited financial statements of Nanometrics as of and for the fiscal year ended December 27, 2008 with management and the independent auditors. Management has the responsibility for the preparation of our financial statements and the independent auditors have the responsibility for the audit of those statements.

Based on the foregoing review and discussions with management and the independent auditors, the Audit Committee recommended to the board of directors that our audited financial statements as of and for the year ended December 27, 2008 be included in its Annual Report on Form 10-K, as amended, for the fiscal year ended December 27, 2008 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Howard A. Bain III, Chairman

J. Thomas Bentley

Edmond R. Ward

Audit Fees

The following table summarizes the aggregate fees that we paid or expect to pay our independent registered public accounting firm, BDO Seidman, LLP for fiscal 2008 and 2007.

	Fiscal 2008	Fiscal 2007
Audit Fees(1)	$772,751	$1,178,515
Audit Related Fees(2)	—	70,905
Tax Fees(3)	20,000	21,000

Total	$792,751	$1,270,420

(1)	Fees for audit services consist of:
•	Audit of our annual financial statements including management’s assessment of internal controls over financial reporting;
•	Reviews of our quarterly financial statements; and
•	Statutory and regulatory audits, consents and other services.
(2)	Fees for audit-related services billed in fiscal 2007 consisted of consultation concerning financial accounting and reporting standards.
(3)	This figure relates to tax return preparation for certain foreign subsidiaries in fiscal 2008 and 2007.

In considering the nature of the services provided by the independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent registered public accountants and our management to determine that they are permitted under the rules and regulations concerning auditors’ independence promulgated by the Securities and Exchange Commission to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Audit Committee Pre-Approval Policy

Pursuant to our Audit Committee charter, our Audit Committee must pre-approve all audit and permissible non-audit services, and the related fees, provided to us by our independent registered public accounting firm, or subsequently approve permissible non-audit services in those circumstances where a subsequent approval is necessary and permissible under the Exchange Act or the rules of the Securities and Exchange Commission. Accordingly, the Audit Committee pre-approved all services and fees provided by BDO Seidman, LLP during the year ended December 27, 2008 and has concluded that the provision of these services is compatible with the accountants’ independence.

Vote Required

Approval by the stockholders of the selection of the independent registered public accounting firm is not required, but the Audit Committee believes it is desirable as a matter of good corporate governance to submit this matter to the stockholders. If holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote at the annual meeting do not ratify the appointment of BDO Seidman, LLP as Nanometrics’ independent registered public accounting firm for the fiscal year ending December 26, 2009, the Audit Committee will consider whether it should select another independent registered public accounting firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of Nanometrics common stock as of April 13, 2009, by each director, by each of the named executive officers, by all directors and executive officers as a group, and by all persons known to Nanometrics to be the beneficial owners of more than 5% of Nanometrics stock. Unless otherwise indicated, the address of each executive officer or director of Nanometrics is 1550 Buckeye Drive, Milpitas, CA 95035. As of the close of business on April 13, 2009, there were 18,503,765 shares of common stock outstanding.

	Amount and Nature Of Beneficial Ownership(1) Shares
Name Of Beneficial Owner—Principal Stockholders	Shares	Stock Options Exercisable Within 60 Days Of 4/13/09	Total Shares Beneficially Owned	Percent Of Class
Royce and Associates, LLC(2)	2,135,536	—	2,135,536	11.5%
Peter M. Joost(3)	1,444,158	—	1,444,158	7.8%
Dimensional Fund Advisors LP(4)	1,324,006	—	1,324,006	7.2%

	Amount and Nature of Beneficial Ownership(1) Shares
Name Of Beneficial Owner—Directors And Officers	Shares	Stock Options Exercisable Within 60 Days Of 4/13/09	Total Shares Beneficially Owned	Percent Of Class
Bruce C. Rhine(5)	918,810	115,177	1,033,987	5.4%
Vincent J. Coates(6)	3,498,614	2,064	3,500,678	18.4%
Howard A. Bain III(7)	11,300	6,666	17,966	*
J. Thomas Bentley	667	36,664	37,331	*
William G. Oldham, Ph.D.	445	26,664	27,109	*
Stephen J Smith, Ph.D.	667	36,664	37,331	*
Timothy J. Stultz, Ph.D.	16,667	133,331	149,998	*
Edmond R. Ward, Ph.D.	2,667	26,664	29,331	*
Bruce A. Crawford	56,473	132,399	188,872	1.0%
Quentin B. Wright(8)	10,547	—	10,547	*
Gary C. Schaefer(9)	4,283	—	4,283	*

All officers and directors as a group (12 persons)	4,521,140	516,293	5,037,433	26.4%

*	Less than 1%.
(1)	As determined in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934. Shares include vested portion of RSU grants made to directors in January 2008.
(2)	According to a Schedule 13G filed with the SEC on January 27, 2009, Royce and Associates, LLC (“Royce”) may be deemed to be the beneficial owner of 2,135,536 shares of common stock. Various accounts managed by Royce have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of shares of the issuer. The interest of one account, Royce Opportunity Fund an investment company registered under the Investment Company Act of 1940 and managed by Royce, amounted to 1,495,336 shares. The address of Royce is 1414 Avenue of the Americas, New York, NY 10019.
(3)

According to a Schedule 13G filed with the SEC on February 3, 2009 and information available to us, Peter M. Joost may be deemed to be the beneficial owner of 1,444,158 shares of common stock which includes 1,036,416 shares of Nanometrics common stock held by JFI II, L.P. The sole general partner of JFI II, L.P. is Joost Enterprises Corporation. Mr. Joost is the President of, and Peter M. and Lindsay M. Joost, Trustees U/T/A dated April 11, 2002 hold all of the outstanding shares issued by, Joost Enterprises Corporation. Also includes 407,742 shares of Nanometrics common stock held by Peter M. and Lindsay M. Joost, Trustees U/T/A dated April 11, 2002, with respect to which Mr. and Mrs. Joost share voting and dispositive power. The address of these individuals and entities is c/o Joost Enterprises Corporation, 555 California Street, Suite 5180, San Francisco, California 94104.
(4)	According to a Schedule 13G filed with the SEC on February 9, 2009, Dimensional Fund Advisors LP may be deemed to be the beneficial owner of 1,324,006 shares of common stock. Dimensional Fund Advisors LP (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of the Issuer described in this schedule that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. The address of Dimensional is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746.
(5)	Includes (i) 12,518 shares held of record jointly by Mr. Rhine and his spouse as joint tenants with rights of survivorship and (ii) 906,292 shares held of record by the Bruce Charles Rhine and Martha Hawn Rhine Family Trust.
(6)	Includes (i) 120 shares held of record by Mr. Coates and (ii) 3,498,494 shares of common stock held of record by the Vincent J. Coates Separate Property Trust, U/D/T dated August 7, 1981, for which Mr. Coates acts as trustee.
(7)	Shares held of record by Mr. Bain and his spouse.
(8)	Mr. Wright, our former Vice President, External Reporting and Strategic Projects, served as the Chief Accounting Officer from September 5, 2008 until January 9, 2009.
(9)	Mr. Schaefer is our former Chief Financial Officer, whose employment with Nanometrics terminated on September 5, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of the forms received by us or written representations from certain reporting persons, we believe that during the fiscal year ended December 27, 2008, our executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements, except for: (i) two Form 4 filings made by Bruce A. Crawford, our Chief Operating Officer and former interim Chief Financial Officer, with respect to two transactions; (ii) one Form 4 filing made by Joseph F. Dox, our former director, with respect to four transactions; (iii) two Form 4 filings made by Bruce C. Rhine, our director, former Chief Strategy Officer and former interim Chief Executive Officer, in connection with three transactions; and (iv) one Form 4 filing made by Timothy J. Stultz, our President, Chief Executive Officer and director, in connection with one transaction.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Nanometrics’ executive compensation program is intended to enable us to attract, retain and motivate high-quality executives and to align their compensation with our short-term and long-term performance. In accordance with the Compensation Committee Charter, a copy of which may be obtained on our website at www.nanometrics.com, the Compensation Committee acts on behalf of the board of directors and, by extension, our stockholders to establish, implement and continually monitor adherence with our compensation philosophy. The Compensation Committee ensures that the total compensation paid to our named executive officers is competitive and consistent with our compensation philosophy. In addition to being “independent directors” within the meaning of the rules of the Securities and Exchange Commission and the Marketplace Rules of NASDAQ, all members of the Compensation Committee are non-employee, outside directors. The Compensation Committee relies upon our employees and our human resources department to provide information and recommendations to establish specific compensation packages for executives.

Philosophy and Objectives

Nanometrics’ compensation philosophy is set by the Compensation Committee and approved by the board of directors. The Compensation Committee believes that the most effective executive compensation program is one that is designed to align executives’ interest with that of the stockholders in terms of producing short-term and long-term enhanced stockholder value. The Compensation Committee also recognizes that competitive compensation is critical to our ability to attract, motivate and retain key employees who are crucial to our long-term success.

Accordingly, in 2008, the Compensation Committee continued its efforts to refine the overall executive compensation structure and process consistent with evolving good governance practices. The Compensation Committee’s principal objectives are to: (1) develop and approve compensation packages that will attract and retain key executive talent; (2) reward and motivate these individuals to achieve short-term and long-term corporate objectives that enhance stockholder value; (3) link executive compensation to the achievement of financial, management or other performance goals; and (4) support our culture and core values, by promoting equity among the executive team and maintaining the competitiveness of our overall compensation when compared with external opportunities.

Role of Executive Officers in Compensation Decisions

The Compensation Committee makes all compensation decisions for our executive officers, including the named executive officers, and approves recommendations regarding equity awards to all executive officers. The Compensation Committee has delegated its authority to grant stock options (in amounts up to 25,000 options) to non-executive level employees or consultants to the management Stock Option Committee. At the beginning of the fiscal year ended December 27, 2008, the Stock Option Committee was comprised of Timothy J. Stultz, our President and Chief Executive Officer and director, and Gary C. Schaefer, our then Chief Financial Officer and Vice President of Finance and Administration. In November 2008, the Compensation Committee approved the appointment of Bruce A. Crawford, our Chief Operating Officer and interim Chief Financial Officer, to the Stock Option Committee, replacing Gary C. Schaefer following his termination of employment as our Chief Financial Officer and Vice President of Finance and Administration. Each year, the Compensation Committee reviews the total compensation of our named executive officers, including salaries, target bonus award opportunities, target annual long-term incentive award values, perquisites and other benefits (including retirement, health, and welfare benefits), and severance arrangements. The Compensation Committee then sets each executive’s compensation target for the current year. Typically, this involves establishing their annual bonus opportunities and granting long-term equity incentive awards. The Compensation Committee’s decisions are reviewed and ratified by the board of directors.

The Chief Executive Officer annually reviews the performance of each executive officer (other than the Chief Executive Officer whose performance is reviewed by the board of directors) using the elements described under “2008 Executive Compensation Components” below and makes recommendations about the structure of the overall compensation program and individual compensation arrangements to the Compensation Committee. The Compensation Committee decisions are based in part, on these annual performance reviews, including decisions with respect to salary adjustments, annual bonus amounts, annual stock option grants and annual restricted stock unit grants. The Chief Executive Officer is generally present at Compensation Committee meetings when compensation, other than his own, is considered and approved; however, the Compensation Committee can exercise its discretion in modifying any recommendations of the Chief Executive Officer and has done so in the past and will continue to do so when appropriate.

Setting Executive Compensation

Nanometrics competes with many larger companies for top executive-level talent. Based on the foregoing philosophy and objectives, the Compensation Committee has structured our overall executive compensation in order to motivate executives to achieve the business goals set by us, to reward the executives for achieving such goals and to make us competitive from a compensation standpoint when compared to our peers, which tend to include similarly-sized semiconductor and semiconductor capital equipment companies. In order to aid the Compensation Committee in attaining its objectives, the Compensation Committee consults with our human resources department to evaluate equity grant information and to make recommendations with respect to compensation matters. Data on the compensation practices of our peer group generally is gathered through searches of publicly available information, including publicly available databases. We gather data with respect to base salary, bonus targets and all equity awards, including stock options and restricted stock units. We generally do not gather data regarding deferred compensation or employee benefits such as 401(k) or health care coverage generally available to broad group of employees.

As such, the Compensation Committee generally sets compensation for its executive officers within a competitive range of compensation paid to similarly situated executives of our peers as described below. The Compensation Committee’s process also includes an evaluation of our overall performance as well as the individual performance of its executive officers. This framework provides a guide for the Compensation Committee’s deliberations and recommendations regarding proposals for salary increases, bonus awards and long-term equity incentive awards for each executive position.

Decisions about individual compensation elements and total compensation are ultimately made by the Compensation Committee using its subjective judgment, focusing primarily on the executive officer’s performance against his or her individual financial and strategic objectives, as well as Nanometrics’ overall performance and the industry economic climate. The Compensation Committee also considers a variety of qualitative factors, including the business environment in which the results were achieved. Thus, the compensation of our executives is not entirely determined by any formula. The actual total compensation and/or amount of each compensation element for an individual executive officer may be more or less than these comparative figures for our peers.

2008 Executive Compensation Components

Nanometrics’ approach to total compensation is to create a comprehensive compensation package designed to reward individual performance based on our short-term and long-term performance and how this performance links to Nanometrics’ corporate strategy. For the fiscal year ended December 27, 2008, the principal components of compensation for named executive officers were:

•	Base salary;

•	Cash bonus;

•	Stock option grants;

•	Restricted stock unit (RSU) grants;

•	Retirement and other benefits; and

•	Perquisites and other personal benefits.

Nanometrics has chosen these components because we believe that each supports achievement of one or more of our compensation objectives, and that together they have been and will continue to be effective in this regard. The use and weight of each compensation component is based on a determination by the Compensation Committee of the importance of each compensation objective in supporting our business and talent strategies, as well as the use of these elements for executives at peer companies. This determination varies for each executive officer depending on a number of factors, including but not limited to, scope of his or her responsibilities, leadership skills and values, individual performance and length of service with Nanometrics.

Base Salary

Base salaries serve as the foundation of Nanometrics’ compensation program. The majority of other executive compensation elements, including annual short-term incentives, long-term incentives, and retirement benefits are driven from base salary. Nanometrics provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year and are set at a level which the Compensation Committee believes will effectively attract and retain top talent. Base salaries for named executive officers are determined for each executive based on their position and responsibility. Base salary ranges are designed to be competitive with the salaries paid to high tech executives of similarly-sized companies in our peer group. During its review of base salaries for executives, the Compensation Committee primarily considers:

•	the salaries of executive officers in similar positions at comparably-sized peer companies;

•	our financial performance over the past year based upon revenues and operating results; and

•

the individual performance of the executive officer’s duties and areas of responsibility as evaluated by the Chief Executive Officer (except in the case of the Chief Executive Officer, whose performance is evaluated by the board of directors).

Salary levels are typically considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Stock price performance has not been a factor in determining annual base salary compensation because the price of our common stock is subject to a variety of factors outside of our control.

Salary increases for Nanometrics’ named executive officers in 2008 were postponed due to the economic downturn. However, salaries will be reviewed and determined by the Compensation Committee after considering salary data from our peer comparison groups, as well as consideration of the internal pay relationships for our executives based on their relative duties and responsibilities

Cash Bonus

The Compensation Committee also approves cash bonuses awarded to certain named executive officers. The Compensation Committee views such bonuses as an integral part of its performance based compensation program and is designed to align participants’ interests with our annual goals and objectives and stockholders’ interests. Such bonuses are generally based on our financial and operational performance for the year and are determined as a percentage of the executive officer’s salary.

The Compensation Committee recommends and the board of directors approves cash bonus targets for all named executive officers based on an evaluation of competitive market data. Such bonuses are earned based on the achievement of performance goals set by the Compensation Committee. At the conclusion of each performance period, the cash bonus award for each named executive officer is reviewed by the Compensation Committee and approved by the board of directors.

Per the terms of our employment contract with Dr. Timothy J. Stultz, who was appointed president and chief executive officer effective August 27, 2007, for each of the first and second quarters of 2008, Dr. Stultz’ minimum bonus payout was $50,000, and for each of the third and fourth quarters of 2008, his minimum bonus payout was $25,000. Per the terms of our employment contract with Gary C. Schaefer, who was appointed chief financial officer effective November 5, 2007, for each of the first and second quarters of 2008, Mr. Schaefer’s minimum bonus payout was $30,000. Mr. Schaefer’s employment with Nanometrics terminated on September 5, 2008.

For fiscal year 2008, the Compensation Committee approved a 2008 Executive Bonus Plan (the “2008 Plan”). Under the terms of the 2008 Plan, quarterly bonus payments were based on the quarterly achievement by Nanometrics of certain financial goals (primarily profitability) relative to our annual operating plan, which is a quarterly forecast of our statement of operations and certain balance sheet and cash flow forecasts, as well as individual performance for certain named executive officers. Other than the minimum contractually guaranteed amounts referenced above, no bonus was paid under the 2008 Plan, since the Company did not achieve profitability, as determined in accordance with accounting principles generally accepted in the United States of America, or GAAP, during any one quarter of fiscal 2008.

The 2008 Plan was not continued for fiscal year 2009. The Compensation Committee has delayed approval for a 2009 Executive Plan until further research and discussion has been conducted. James P. Moniz, who was appointed chief financial officer of the Company on February 18, 2009, will be eligible for an annual bonus payment of $150,000 for fiscal year 2009 if the Company meets certain milestones included in an operating plan to be approved by the board of directors. Dr. Stultz and Mr. Crawford will similarly be eligible for an annual bonus payment for fiscal year 2009 if the Company meets those certain milestones included in an operating plan to be approved by the board of directors.

Stock Option Grants

The Compensation Committee believes that equity compensation plans are an essential tool to link the long-term interests of stockholders and employees, especially the executive officers, including the named executive officers, and serve to motivate executives to make decisions that will, in the long run, give the best returns to stockholders.

Grants under Nanometrics’ Stock Option Plans enable us to:

•	enhance the link between the creation of stockholder value and long-term executive incentive compensation;

•	provide an opportunity for increased equity ownership by executives; and

•	maintain competitive levels of total compensation.

Stock option award levels are determined based on market data and on our guidelines. Option awards vary among participants based on their positions within Nanometrics and are granted by the Stock Option Committee when granting less than 25,000 options per participant. Option awards over 25,000 per executive are reviewed and granted at the Compensation Committee’s regularly scheduled and special meetings throughout the year. The Stock Option Committee provides minutes related to the committee’s approval of grants to newly hired or promoted executives, at the first available meeting following their hire or promotion, unless the Compensation Committee has acted to approve their grants.

Options are awarded at the closing price of our common stock on the date of the grant. We have never granted options with an exercise price that is less than the closing price of our common stock on the grant date and do not intend to do so in the future.

Prior to December 2008, the majority of options granted by the Compensation Committee vested at a rate of 33 1/3% per year over the first three years of the seven-year option term on each of the first, second and third anniversary of such grants. Starting in December 2008, the majority of the options granted for employees employed less than one year vest one-third (1/3rd) of the shares subject to the option on the first anniversary of the grant date, and vest one thirty-sixth (1/36th) each month for the following two years, for a total three year vesting period with a seven-year option term. Starting in November 2008, the majority of the options granted for existing employees employed over one year vest one thirty-sixth (1/36th) of the shares subject to the option and become exercisable in equal monthly installments starting on the monthly anniversary of the date of grant with a seven-year option term.

Vesting ceases upon termination of employment and, except in the case of death (subject to a one year limitation), disability or retirement, the vested stock options may generally be exercised for 90 days following the date of termination. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

In November 2008, the Compensation Committee approved the issuance of non-qualified options under the 2000 Plan and awarded 100,000 options to Tim Stultz, our Chief Executive Officer, and 50,000 options to Bruce Crawford, our Chief Operating Officer (and then interim Chief Financial Officer) with vesting at one thirty-sixth (1/36th) of the shares in equal monthly installments starting on the monthly anniversary of the date of grant.

In 2009, the Compensation Committee explored incentive and retention alternatives with respect to outstanding options with exercise prices significantly above the current price of the Company's common stock, and retained Compensia Inc., compensation consultants, to assist the Compensation Committee with respect to the Company’s executive compensation. The proposal for the amendment and restatement of our 2005 Equity Incentive Plan and the implementation of a one-time stock option exchange program in 2009 to provide a retention and incentive tool is described in more detail in Proposal 3 below.

Restricted Stock Unit Grants

The Compensation Committee began awarding restricted stock units or RSUs to our named executive officers in 2007. Similar to stock options, the Compensation Committee believes that RSUs, which increase in value as the market price of our common stock increases, create the proper incentive for the executive officers to work towards the goal of creating stockholder value. RSUs also provide retention value even if our stock price does not increase or declines, and subject executive officers to the same downside risk experienced by stockholders. In addition, the Compensation Committee believes that RSUs will be used increasingly by other companies and we will need to offer such incentives to remain competitive in attracting and retaining executive talent.

The majority of the RSUs awarded by the Compensation Committee vest at a rate of 33 1/3% per year over three years. However, the 20,000 RSUs awarded to Mr. Crawford in July 2007 vested on the one year anniversary of the date of the award to reward Mr. Crawford for the extra duties he assumed during the transition of the chief executive officer. Vesting ceases upon termination of employment, except in the case of death (subject to a one year limitation), disability or retirement. Prior to the vesting of RSUs, the holder has no rights as a stockholder with respect to the shares subject to such RSUs, including voting rights and the right to receive dividends or dividend equivalents.

The Company did not issue RSUs to named executive officers during 2008.

Retirement Benefits and Generally Available Benefits Programs

All employees in the United States, including the named executive officers, are eligible to participate in our 401(k) plan, medical, dental and vision insurance, employee stock purchase plan, as well as our life and disability insurance policy. The Company’s 401(k) savings plan allows employees to contribute up to 100% of their annual compensation to the Plan on a pre-tax or after tax basis, limited to a maximum annual amount as set periodically by the Internal Revenue Service. The plan provides a 20% match of all employee contributions. Company matching contributions to the plan totaled $360,103, $368,094 and $256,341 for fiscal 2008, 2007 and 2006, respectively.

In fiscal 2008, all corporate officers and non-employee directors were eligible to participate in an Exec-U-Care/Executive (Phillips Administrative Service, Inc.) Reimbursement Plan to supplement our basic health plan by reimbursing expenses not covered under the underlying plan.

Nanometrics’ 401(k) Plan and other generally available benefits programs allow us to remain competitive for employee talent, and we believe that the availability of these benefits programs generally enhances employee productivity and loyalty to Nanometrics. The main objectives of Nanometrics’ benefits programs are to give employees access to quality healthcare, financial protection from unforeseen events, assistance in achieving retirement financial goals, enhanced health and productivity, and support global workforce mobility, in full compliance with applicable legal requirements. These generally available benefits typically do not specifically factor into decisions regarding an individual named executive officer’s total compensation or equity award package.

Perquisites and Other Personal Benefits

Nanometrics provides named executive officers with a limited number of perquisites and other personal benefits that we and the Compensation Committee believe are reasonable and consistent with our overall compensation program and with other similar companies in our peer group. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers to better enable us to retain and attract executive-level employees for key positions. Although the Compensation Committee seeks the advice of the human resources department on general market competitiveness for these benefits, it does not use formal benchmarking information.

Attributed costs of the personal benefits described above for the named executive officers for the fiscal year ended December 27, 2008, are included in the “Summary Compensation Table” on page 25.

Chief Executive Officer Benefits and Perquisites

In 2007, the board of directors determined that in addition to the benefits and perquisites detailed above, in order to attract Dr. Stultz to Nanometrics, relocation benefits, an automobile allowance and reimbursement for select expenses associated with his initial employment were appropriate and reasonable. As part of his employment, Dr. Stultz relocated his family from Verona, Wisconsin to the San Francisco Bay area in the proximity of the Nanometrics’ headquarters in Milpitas, California. As part of the relocation benefits, the board of directors approved a living allowance of $8,000 per month for up to 12 months, reimbursements for two house hunting trips, shipment of personal goods and storage of relocated personal goods in the San Francisco Bay Area for six months, and an automobile allowance of $1,200 per month or the use of a Company-leased car of equivalent value. We believe that these additional relocation benefits were a key incentive for Dr. Stultz to join us and also provide an efficient way to minimize travel time commitments and help mitigate business continuity risk. These relocation perquisites concluded in August 2008 following 12 months from Dr. Stultz’ hire date.

Change in Control Severance Benefits

The Compensation Committee considers maintaining a stable and effective management team to be essential to protecting and enhancing the best interests of Nanometrics and its stockholders. Accordingly, the Compensation Committee decided to take appropriate steps to encourage the continued attention, dedication and continuity of members of our management to their assigned duties without the distraction that may arise from the possibility of termination of employment without cause or in connection with a change in control. As a result, we have entered into agreements with certain named executive officers which provide severance payments and benefits upon a termination of employment, including following a change in control of Nanometrics, as described in greater detail below in the section headed “Employment Contracts and Termination of Employment and Change-in-Control Arrangements.”

In order to aid the Compensation Committee in determining such severance payments and benefits upon a termination of employment, including following a change in control, the Compensation Committee analyzes data and suggestions from the human resources department, including benchmarking against the compensation peer group of publicly-traded semiconductor equipment manufacturing companies. This peer group consists of companies against which the Compensation Committee believes we must compete for talent and for stockholder investment. In 2008, the companies that comprised our peer group were various semiconductor equipment and materials companies of similar size as follows:

Cascade Microtech, Inc.	Electro Scientific Industries, Inc.
Intevac, Inc.	FSI International, Inc.
Mattson Technology, Inc	Keithley Instruments Inc.
Rudolph Technologies, Inc.	Semitool, Inc.
Zygo Corporation	Ultratech, Inc.
Cohu, Inc.

Data on the severance payments and benefits practices of the above-mentioned peer group generally is gathered through searches of publicly available information, including publicly available databases. Using the information from the peer group surveys, the Compensation Committee compares each executive officer’s position to similar positions. Where there is no similar position, the Compensation Committee compares the Nanometrics position to a range of positions in the peer group that are the closest matches. The Compensation Committee uses these comparisons in its determinations of preliminary severance payments and benefits recommendations for each executive position. This framework provides a guide for the Compensation Committee’s deliberations. The actual severance payments and benefits for an individual executive officer may be more or less than these comparative figures.

Decisions about individual severance and benefits upon termination, including following a change of control, are ultimately made by the Compensation Committee using its judgment, focusing primarily on the executive officer’s performance against his or her individual financial and strategic objectives, as well as Nanometrics’ overall performance and the industry economic climate. The Compensation Committee also considers a variety of qualitative factors, including the business environment in which the results were achieved. Thus, the severance and benefits upon termination for our executives is not entirely determined by any formula.

After considering industry practices and reviewing the policies and practices of the companies in our peer group, the Compensation Committee determined that these severance and benefits agreements were necessary and appropriate to provide competitive compensation to the types of individuals we wanted to recruit and retain. The Compensation Committee also believes that these agreements are consistent with our overall compensation philosophy. The Compensation Committee continues to periodically monitor industry practice in this area to ensure that these agreements remain consistent with our overall compensation philosophy of targeting the competitive median while preserving our ability to attract and retain key executives.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain executive officers, unless certain exemption requirements are met. Exemptions to this deductibility limit may be made for various forms of “performance-based” compensation. We believe that compensation paid under the management incentive plans is generally fully deductible for federal income tax purposes. However, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Section 4999 and Section 280G of the Internal Revenue Code provide that executives could be subject to additional taxes if they receive payments or benefits that exceed certain limits in connection with a change in control of Nanometrics and that we could lose an income tax deduction for such payments. We have not provided any executive with tax “gross up” or other reimbursement for tax amounts the executive might be required to pay under to Section 4999.

Section 409A of the Internal Revenue Code imposes additional taxes and interest on underpayments in the event an executive defers compensation under a plan that does not meet the requirements of Section 409A. We believe we are operating in good faith compliance with Section 409A and have structured our compensation and benefits programs and individual arrangements in a manner intended to comply with the requirements thereof.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, we began accounting for stock-based payments in accordance with the requirements of FASB Statement 123(R). Stock-based compensation expense recognized in the Company’s consolidated statement of operations for the years ended December 27, 2008, December 29, 2007 and December 30, 2006 included compensation expense for share-based payment awards in accordance with SFAS 123(R).

COMPENSATION COMMITTEE REPORT

Compensation Committee Report

The Compensation Committee of the board of directors of Nanometrics has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation Committee

J. Thomas Bentley, Chairman
William G. Oldham
Stephen J Smith

Compensation of Executive Officers

The following table sets forth the compensation that we paid during the past three fiscal years to (i) our Chief Executive Officer, (ii) our Chief Financial Officer, and (iii) each of our three most highly compensated executive officers (or such lesser number of executive officers as we may have) not serving as Chief Executive Officer or Chief Financial Officer; and (iv) up to an additional two individuals that would have been included under item (iii) but for the fact that the individuals were not serving as executive officers as of December 27, 2008, all of whom are collectively referred to as the “named executive officers.”

James P. Moniz, who currently serves as our chief financial officer, is not included in the table below as he joined the Company on February 18, 2009, after the end of our fiscal year 2008. Pursuant to an Employment Agreement between the Company and Mr. Moniz, Mr. Moniz’ annual base salary is $300,000 and he is eligible to participate in all Company employee benefit plans, policies and arrangements that are provided to the other executive officers and employees of the Company. Additionally, Mr. Moniz was granted a non-qualified option to purchase 100,000 shares of common stock, subject to a three-year vesting period.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)		Total ($)
Timothy J. Stultz	2008	$374,100	$150,000	$122,053	$257,815	—	$95,511	(9)	$999,479
President, Chief Executive Officer and Director	2007	$123,250	$168,681	$40,908	$85,850	—	$56,300	(10)	$474,989
	2006	—	—	—	—	—	—		—

Bruce A. Crawford(5)	2008	$313,500	—	$72,087	$260,486	—	$27,378	(11)	$673,451
Chief Operating Officer and Interim Chief Financial Officer	2007	$302,462	—	$63,913	$267,750	$16,613	$22,660	(12)	$673,398
	2006	$94,769	—	—	$137,623	—	$30,984	(13)	$263,376

Bruce C. Rhine(6)	2008	$19,231	—	—	$200,544	—	$21,221	(14)	$240,996
Former Chief Strategy Officer, Former Chief Executive Officer and Chairman of the Board of Directors	2007	$279,009	—	—	$224,501	$22,150	$117,150	(15)	$642,810
	2006	$115,681	—	—	$151,833	—	$6,250	(16)	$273,764

Gary C. Schaefer(7)	2008	$213,462	$60,000	$21,592	$41,240	—	$93,955	(17)	$430,249
Former Chief Financial Officer and Vice President of Finance and Administration	2007	$137,307	$23,946	$9,253	$38,834	—	—		$209,340
	2006	—	—	—	—	—	—		—

Quentin B. Wright(8)	2008	$222,804	—	—	$80,277	—	$6,635	(18)	$309,716
Former Vice President External Reporting and Strategic Projects, Former CFO and Former Chief Accounting Officer	2007	$251,482	—	—	$146,011	$16,613	$5,143	(19)	$419,249
	2006	$205,661	—	—	$119,954	—	$4,000	(20)	$329,615

(1)	Bonuses paid to named executive officers were comprised of (i) the minimum bonus payable to Dr. Stultz during fiscal 2008 and 2007 per the terms of his August 2007 employment agreement and (ii) the minimum bonus payable to Mr. Schaefer during fiscal 2008 and 2007 per the terms of his November 2007 employment agreement.
(2)	Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the compensation costs we recognized in fiscal 2008 and 2007 for stock awards (of Restricted Stock Units, or RSUs), as determined pursuant to SFAS 123(R).
(3)	Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the compensation costs we recognized in fiscal 2008, 2007 and 2006 for option awards, as determined pursuant to SFAS 123(R). The assumptions used to calculate the value of option awards are set forth under Note 3 of the Notes to Consolidated Financial Statements included in Nanometrics’ Annual Report on Form 10-K for fiscal 2008 filed with the SEC on March 27, 2009, except that the forfeiture rate is 0% for these options.
(4)	Reflects cash incentive plan award payments made to named executive officers in 2007 pursuant to the 2007 incentive cash award program.
(5)	Mr. Crawford was our Chief Financial Officer on an interim basis from September 5, 2008 until February 18, 2009. Employment with Nanometrics commenced on July 21, 2006 with our acquisition of Accent Optical Technologies, Inc. (“Accent”).
(6)	Mr. Rhine resigned from his position as Chief Strategy Officer effective February 1, 2008. Employment with Nanometrics commenced on July 21, 2006 with our acquisition of Accent. He served as Chief Executive Officer on an interim basis from March 22, 2007 until August 27, 2007. Reflected in the amount for option awards are compensation costs we recognized in fiscal 2008, as determined pursuant to SFAS 123(R), for stock option grants to Mr. Rhine during the time he was an officer of the Company. On November 30, 2006, Mr. Rhine received a stock option grant to purchase 25,000 shares with an exercise price of $8.55 and an expiration date of November 30, 2013, of which options to purchase 16,666 were exercisable as of December 27, 2008. Prior to that date, total stock option grants consisted of grants to purchase (i) 13,014 shares with an exercise price of $8.89 and an expiration date of July 24, 2013, of which options to purchase 12,799 shares were exercisable as of December 27, 2008, and (ii) 84,942 shares with an exercise price of $15.98 and an expiration date of January 25, 2013, of which options to purchase 56,628 shares were exercisable as of December 27, 2008, representing options assumed by Nanometrics upon our acquisition of Accent on July 21, 2006. Mr. Rhine’s compensation as Chairman of the Board of Directors is provided on the Director Compensation Table on page 9.

(7)	Mr. Schaefer’s employment commenced on November 5, 2007 and terminated on September 5, 2008.
(8)	Mr. Wright, our former Vice President, External Reporting and Strategic Projects, served as the Chief Accounting Officer from September 5, 2008 until January 9, 2009 and as Chief Financial Officer on an interim basis from April 24, 2007 until November 5, 2007.
(9)	Amount is comprised of $64,000 for relocation benefits and living allowance, $5,968 for reimbursement of relocation expenses, $14,400 for a car allowance, $7,043 of health care reimbursement benefit extended to directors and officers and $4,100 of 401(k) plan employer matching benefit.
(10)	Amount is comprised of $32,000 for relocation benefits and living allowance, $17,470 for reimbursement of relocation expenses, $5,200 for a car allowance, $145 of health care reimbursement benefit extended to directors and officers and $1,485 of 401(k) plan employer matching benefit.
(11)	Represents payments to Mr. Crawford of $3,461 of health care reimbursement benefit extended to directors and officers, $4,100 of 401(k) plan employer matching benefit and approximately $19,817 to reimburse Mr. Crawford for transportation and accommodation expenses related to travel from his home in Bend, Oregon to our executive offices in Milpitas, California.
(12)	Represents payments to Mr. Crawford of $2,490 of health care reimbursement benefit extended to directors and officers, $4,100 of 401(k) plan employer matching benefit and approximately $16,070 to reimburse Mr. Crawford for transportation and accommodation expenses related to travel from his home in Bend, Oregon to our executive offices in Milpitas, California.
(13)	Represents gain on the exercise of stock options.
(14)	Represents $2,500 in auto allowance, $4,100 of 401(k) plan employer matching benefit and $14,621 in accrued holiday and PTO following Mr. Rhine’s resignation as Chief Strategy Officer on February 1, 2008.
(15)	Represents $13,750 in auto allowance, $290 of health care reimbursement benefit extended to directors and officers, $4,100 of 401(k) plan employer matching benefit and $99,010 to reimburse Mr. Rhine for limited use of private air transportation from his home in Bend, Oregon to our executive officers in Milpitas, California during his service as Chief Executive Officer and in support of Dr. Stultz’ transition as incoming Chief Executive Officer.
(16)	Amount is comprised of a car allowance.
(17)	Amount consists of $86,538 related to severance paid following termination of employment, $6,990 of health care reimbursement benefit extended to directors and officers and $427 of 401(k) plan employer matching benefit.
(18)	Amount consists of $2,535 of health care reimbursement benefit extended to directors and officers and $4,100 of 401(k) plan employer matching benefit.
(19)	Amount is comprised of $1,043 of health care reimbursement benefit extended to directors and officers and $4,100 of 401(k) plan employer matching benefit.
(20)	Amount is comprised of 401(k) plan employer matching benefit.

Grants of Plan-Based Awards in the Fiscal Year Ended December 27, 2008

The following table sets forth information with respect to grants of plan-based awards during the fiscal year ended December 27, 2008 to each of the named executive officers.

GRANTS OF PLAN-BASED AWARDS

For Fiscal Year 2008

								All Other Stock Awards:	All Other Option Awards:	Exercise or Base Price Of Option Awards ($/sh)	Grant Date Fair Value Of Stock And Options Awards ($)
	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)				Estimated Possible Payouts Under Equity Incentive Plan Awards			Number Of Shares Of Stock Or Units (#)	Number Of Securities Underlying Options (#)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Timothy J. Stultz	—	—	$200,000	$420,000	—	—	—	—	—	—	—
	11/19/2008	—	—	—	—	—	—	—	100,000	$0.98	$48,210
Bruce A. Crawford	—	—	$156,750	$329,000	—	—	—	—	—	—	—
	11/19/2008	—	—	—	—	—	—	—	50,000	$0.98	$24,105
Gary C. Schaefer	—	—	$120,000	$252,000	—	—	—	—	—	—	—

(1)	These figures do not reflect awards actually paid to named executive officers. As reported in the Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation” and described in the Compensation Discussion and Analysis, there were no performance-based payments under the non-equity incentive plan (the “2008 Plan”) for fiscal 2008.

Equity Compensation Plan Information

The following table gives information about the common stock that may be issued under all of our existing equity compensation plans as of December 27, 2008.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first numeric column)
Equity compensation plans approved by security holders	3,073,069	$7.12	1,471,270
Equity compensation plans not approved by security holders(1)	489,368	$8.35	193,773

Total	3,562,437	$7.29	1,665,043

(1)	The material features of the 2002 Non-statutory Stock Plan, which was adopted without the approval of security holders, is set forth in Note 13 of the Notes to Consolidated Financial Statements included in Nanometrics’ Annual Report on Form 10-K for fiscal 2008 filed with the SEC on March 27, 2009.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the number of shares covered by both exercisable and un-exercisable stock options held by each of the named executive officers at the end of the fiscal year which ended December 27, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL 2008 YEAR-END

	Option Awards(1)				Stock Awards(2)
	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units or Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Name	Exercisable	Un-exercisable
Timothy J. Stultz	2,777	97,223	$0.98	11/19/2015	—	—
	83,331	116,669	$7.35	8/29/2010	—	—
	—	—	—	—	33,333	$38,334

Bruce A. Crawford	1,388	48,612	$0.98	11/19/2015	—	—
	4,166	2,084	$6.25	6/8/2014	—	—
	3,385	2,865	$6.25	6/8/2014	—	—
	3,242	1,622	$8.55	11/30/2013	—	—
	66,666	33,334	$8.89	7/24/2013	—	—
	2,066	—	$8.89	7/24/2013	—	—
	4,751	—	$8.89	7/24/2013	—	—
	4,454	194	$8.89	7/24/2013	—	—
	9,279	1,050	$8.89	7/24/2013	—	—
	11,016	5,509	$15.98	1/25/2013	—	—
	3,098	—	$7.27	5/8/2010	—	—
	2,065	—	$7.27	12/13/2009	—	—

Quentin B. Wright(3)	4,166	2,084	$6.25	6/8/2014	—	—
	3,385	2,865	$6.25	6/8/2014	—	—
	10,000	5,000	$9.87	7/5/2013	—	—
	50,000	—	$11.52	4/15/2012	—	—

(1)

All option awards have a term of seven years. From the date of option award grant (or seven years prior to the Option Expiration Date provided in the table above), options have the following vesting schedule: 1) for options granted prior to November 19, 2008, options vest at a rate of 33 1/3% (1/3rd) per year on each of the first, second and third anniversary of such grant; 2) for options granted to Dr. Stultz and Mr. Crawford on November 19, 2008, options vest one thirty-sixth (1/36th) and become exercisable in equal monthly installments starting on the monthly anniversary of the date of the grant. Bruce C. Rhine was our Chief Strategy Officer until February 1, 2008; for further information regarding his outstanding options, see footnote 4 of the Director Compensation Table, page 9 and footnote 6 of the Summary Compensation Table, page 25.

(2)

The majority of RSUs awarded vest at a rate of 33 1/3% per year over three years on each of the first, second and third anniversary of such awards. However, the 20,000 RSUs awarded to Mr. Crawford in July 2007 vested on the one year anniversary of the date of the award to reward Mr. Crawford for the extra duties he assumed during the transition of the chief executive officer.

(3)	All of these outstanding awards will have expired as of the Proxy filing date.

Option Exercises, Vested Stock Awards and Fiscal Year-End Option and Stock Values

The following table shows all stock options exercised and value realized upon exercise, and all stock awards vested and value realized upon vesting, by the named executive officers during the fiscal year ended on December 27, 2008.

OPTION EXERCISES AND STOCK VESTED

For Fiscal Year 2008

	Option Awards		Stock Awards
Name	Number Of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)(1)	Number Of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)
Timothy J. Stultz	—	—	16,667	$60,501
Bruce A. Crawford	—	—	20,000	$105,000
Gary C. Schaefer	—	—	6,667	$21,934

(1)	The value realized equals the difference between the option exercise price and the fair market value of Nanometrics common stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

As part of Nanometrics’ hiring efforts, we sometimes enter into employment agreements and severance agreements with our named executive officers that provide for certain severance benefits, including but not limited to, continuation of salary, continuation of bonus plan participation, continuation of health care benefits and acceleration of equity. The Compensation Committee decided, in its judgment, that these types of agreements are often needed to recruit executive officers to join Nanometrics and to mitigate the risks associated with leaving former employers and assuming the challenges of new executive positions.

In August 2007, Nanometrics entered into an executive severance agreement with Timothy J. Stultz, Ph.D., our President, Chief Executive Officer and a director, which provides for certain severance benefits following a termination without cause, including in connection with a change in control. Specifically, Nanometrics agrees to pay Dr. Stultz (i) his annual salary, including bonuses earned or accrued, and reimbursements for his premium payments under COBRA for nine months from the date of separation in the event that Dr. Stultz’ employment with Nanometrics is terminated by us without cause or Dr. Stultz resigns for good reason during the period beginning one year and one day after Dr. Stultz’ hire date (which was August 27, 2007) until two years from Dr. Stultz’ hire date; (ii) his annual salary, including bonuses earned or accrued, and reimbursements for his premium payments under COBRA for six months from the date of separation in the event that Dr. Stultz’ employment with Nanometrics is terminated by us without cause or Dr. Stultz resigns for good reason during the period beginning two years and one day after Dr. Stultz’ hire date or thereafter; and (iii) his annual salary, including bonuses earned or accrued, and reimbursements for his premium payments under COBRA for twelve (12) months and 100% acceleration of all equity awards, from the date of separation in the event that Dr. Stultz’ employment with Nanometrics is terminated by us without cause or Dr. Stultz resigns for good reason within twelve months following a change in control, provided that Dr. Stultz executes a general release.

In August 2007 Nanometrics entered into an executive severance agreement with Bruce A. Crawford, our Chief Operating Officer, which provides for certain severance benefits following a termination without cause, including six months continuing salary at his then-effective annual rate, reimbursements for his premium payments under COBRA for twelve months and twelve months of partial equity award acceleration, provided that Mr. Crawford executes a general release.

In February 2009, Nanometrics entered into an executive severance agreement with James P. Moniz, our Chief Financial Officer, which provides for certain severance benefits if Mr. Moniz is terminated without cause or he resigns for good reason within twelve months of a change of control, including six months continuing salary, or $150,000, full acceleration of all outstanding equity awards and up to twelve months of continued health benefits under COBRA (including dependents), provided that Mr. Moniz executes a general release.

The table below estimates amounts payable upon a separation as if the individuals were separated on December 27, 2008.

		Not in Connection with a Change of Control	In Connection with a Change of Control
Name	Benefit	Due to Disability or Termination Without Cause ($)	Termination Without Cause, for Good Reason or Due to Disability or Death ($)
Timothy J. Stultz	Severance pay	$282,750	$377,000
	Stock option vesting acceleration	—	54,861
	Health care benefits continuation	7,316	9,754

	Total value:	$290,066	$441,615

Bruce A. Crawford	Severance pay	$156,750	$156,750
	Stock option vesting acceleration	2,833	2,833
	Health care benefits continuation	14,787	14,787

	Total value:	$174,370	$174,370

Compensation Committee Interlocks and Insider Participation

Messrs. J. Thomas Bentley, Stephen J Smith and Edmond R. Ward served on the Compensation Committee during fiscal year 2008. No member of such Compensation Committee is or was at any time an officer or employee of Nanometrics or any of its subsidiaries. During fiscal year 2008, none of our executive officers served on the Compensation Committee or board of directors of any other company whose executive officers serve as a member of our board of directors or Compensation Committee.

Related Party Transaction Policy

Nanometrics’ policy towards Related Party Transactions requires that the Audit Committee review any transaction or series of transactions in excess of $50,000 in any year between Nanometrics, on the one hand, and an officer, director or 5% or greater stockholder, on the other. Nanometrics’ Chief Financial Officer has responsibility for bringing the facts concerning a proposed related party transaction to the Audit Committee. The policy permits approval only in the event of a finding that the transaction is on terms no less favorable than would have been obtained in an ordinary arms-length transaction with an independent third party.

PROPOSAL 2

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF 2003 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE

The Board of Directors is asking the stockholders to approve an amendment and restatement of our 2003 Employee Stock Purchase Plan (the “2003 Stock Plan”) to increase by 1,200,000 shares (from 750,000 shares to 1,950,000 shares) the number of shares of the Company’s common stock reserved for issuance under the 2003 Stock Plan.

The Board of Directors adopted certain amendments to the 2003 Stock Plan in March 2009, which amendments included the proposed increase to the number of shares reserved for issuance under the 2003 Stock Plan, which increase is the subject of this Proposal 2. In addition, the Board of Directors amended the 2003 Stock Plan to (i) reduce the number of shares of common stock that may be purchased by any one employee during each offering period from 5,000 shares to 4,000 shares, and (ii) limit the aggregate number of shares of common stock that may be purchased under the 2003 Stock Plan in a given offering period, which previously was unlimited, to 200,000 shares.

The 2003 Stock Plan is an employee benefit program that enables qualified employees of the Company and its designated subsidiaries to purchase shares of the Company’s common stock through payroll deductions without incurring broker commissions. The purposes of the 2003 Stock Plan are to assist qualified employees of the Company and certain designated subsidiaries in acquiring a stock ownership interest in the Company and to encourage them to remain in the employ of the Company and its subsidiaries. The 2003 Stock Plan is intended to qualify for favorable federal income tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

We believe that the 2003 Stock Plan provides a valuable opportunity for employees to acquire an ownership interest in the Company and provides stockholder value by aligning employee and stockholder interests. We rely on equity incentives to attract and retain key employees, and we believe that such incentives are essential to our long-term growth and future success. The proposed share increase will ensure that a sufficient reserve of common stock remains available under the 2003 Stock Plan to allow us to continue to provide equity incentives to our key employees on a competitive level.

The 2003 Stock Plan, as amended and restated, is attached to this proxy statement as Appendix 1 and is incorporated herein by reference. The following description of the 2003 Stock Plan, as amended and restated, is a summary of certain important provisions and does not purport to be a complete description of the 2003 Stock Plan. Please see Appendix 1 for more detailed information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2003 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE.

Description of the 2003 Stock Plan

Shares Subject to the Plan. 750,000 shares of Common Stock are authorized for issuance under the 2003 Stock Plan. The Board of Directors is seeking stockholder approval to add 1,200,000 additional shares to the 2003 Stock Plan, for a total of 1,950,000 shares of Common Stock. As of April 13, 2009, 178,754 shares remained for issuance under the 2003 Stock Plan. It is anticipated that no shares will remain available for issuance under the 2003 Stock Plan after the April 30, 2009 employee purchases under the 2003 Stock Plan, at which time the 2003 Stock Plan will be suspended until the annual meeting of stockholders.

Administration. The 2003 Stock Plan may be administered by the Board of Directors or a committee of the Board of Directors designated by the Board of Directors (the “Administrator”). The Administrator has the authority to administer and interpret the 2003 Stock Plan and to make such rules and regulations as it deems necessary to administer the 2003 Stock Plan.

Eligible Employees. To participate in the 2003 Stock Plan, an individual employee must: (i) customarily work at least twenty hours per week, and (ii) customarily work more than five months in any calendar year. An employee is not eligible to participate or continue participation in the 2003 Stock Plan if the employee owns or will own, as a result of such participation, shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary. Non-employee directors of the Company are not eligible to participate in 2003 Stock Plan. As of April 13, 2009, approximately 100 employees of the Company and its designated subsidiaries are expected to be eligible and participate in the 2003 Stock Plan.

For purposes of the 2003 Stock Plan, “designated subsidiary” includes all subsidiaries of the Company designated by the Administrator as eligible to participate in the 2003 Stock Plan.

Stock Purchases. The 2003 Stock Plan is divided into six-month offering periods. The first offering period of each fiscal year begins on the first trading day of May and terminates on the last trading day of October. The second offering period of each fiscal year begins on the first trading day of November and terminates on the last trading day of April of the following year. For purposes of the 2003 Stock Plan, “trading day” means a day on which national stock exchanges and the NASDAQ Stock Exchange are open for trading. The next offering period following the date hereof is scheduled to begin on November 2nd, 2009 and end on April 30th, 2010. Subject to the limitations set forth in the 2003 Stock Plan, the Administrator has the authority to establish offering periods of alternative lengths and to establish different commencing and ending dates for such offering periods. During each offering period, participating employees accumulate funds in an account used to buy common stock through payroll deductions at a rate of not less than 1% or more than 10% of such participant’s base pay during each payroll period in the offering period.

At the end of each offering period, the purchase price is determined and the participating employees’ accumulated funds are used to purchase the appropriate number of shares of common stock. Under the 2003 Stock Plan, no participant may purchase more than $25,000 worth of common stock (based on the fair market value of the common stock on the date the option is granted) during any calendar year. In addition, the Board of Directors recently amended the 2003 Stock Plan to reduce the number of shares of common stock that may be purchased by any one employee during each offering period from 5,000 shares to 4,000 shares and to limit the aggregate number of shares of common stock that may be purchased under the 2003 Stock Plan in a given offering period to 200,000 shares.

Purchase Price. The purchase price per share of common stock is 85% of the lesser of (i) the fair market value of the common stock on the first day of an offering period and (ii) the fair market value of the common stock on the last day of an offering period, unless the Plan Administrator establishes a higher percentage for a future offering period. For purposes of the 2003 Stock Plan, “fair market value” means the closing price of the common stock on the NASDAQ Stock Market for such day. On April 13, 2009, the closing trading price for the Company’s common stock was $1.49.

Effect of Termination of Employment. A participant is not eligible to continue his or her participation in the 2003 Stock Plan in the event of termination of employment for any reason. If termination occurs on or prior to the last business day of an offering period, the balance in the participant's account will be paid to the participant or to his or her estate or designated beneficiary. Neither payroll deductions credited to a participant’s account nor any rights with regard to the purchase of shares under the 2003 Stock Plan may be assigned, transferred, pledged or otherwise disposed of in any way by a participant, other than by will or the laws of descent and distribution.

Change in Control, Dissolution or Liquidation. In the event of certain mergers or consolidations, changes in the composition of the Board of Directors or acquisition by another corporation of all or substantially all of the Company’s assets, the rights to purchase shares under the 2003 Stock Plan will be assumed or equivalent rights substituted by the successor corporation, or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute for such rights or in the event of a dissolution or liquidation of the Company, the offering period during which a participant may purchase stock will be shortened and a new exercise date shall be set. The new exercise date will be on a day preceding the effective date of such event.

Amendment of the 2003 Stock Plan. The Administrator has the power to amend or terminate the 2003 Stock Plan, provided that in certain instances amendments may also require stockholder approval pursuant to Code Section 423 or any applicable law or regulation.

Term of the Plan. The 2003 Stock Plan will continue in effect until terminated by the Administrator.

Federal Income Tax Consequences

The Company intends that the 2003 Stock Plan qualify as an “employee stock purchase plan” under Code Section 423. The following discussion is only a brief summary of the material federal income tax consequences to the Company and the participating employees in the United States in connection with the 2003 Stock Plan. The discussion is general in nature and does not address issues relating to the income tax circumstances of any individual employee or any employee who is subject to taxation outside the United States. The discussion is based on the Code, applicable Treasury regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The discussion does not address the consequences of state, local or foreign tax laws. Participants are urged to consult their tax advisers regarding the consequences of participation in the 2003 Stock Plan (including state, local or foreign consequences) based on their particular circumstances.

Under the Code, the Company is deemed to grant participants an “option” on the first day of each offering period to purchase as many shares of Common Stock as the participant will be able to purchase with the payroll deductions credited to his or her account during the offering period. On the last day of each offering period, the purchase price is determined and the participant is deemed to have exercised the “option” and to have purchased the number of shares of Common Stock his or her accumulated payroll deductions will purchase at the purchase price on the last day of the offering period.

The amounts deducted from a participating employee’s compensation pursuant to the 2003 Stock Plan will be included in the employee’s compensation and be subject to federal income and employment tax. Generally, no additional income will be recognized by the employee either at the beginning of the offering period or when the employee purchases shares of Common Stock pursuant to the 2003 Stock Plan.

The required holding period for favorable federal income tax treatment upon disposition of Common Stock acquired under the 2003 Stock Plan is the later of (i) two years after the deemed “option” is granted (the first day of the relevant offering period), and (ii) one year after the deemed “option” is exercised and the Common Stock is purchased (the last day of the relevant offering period). When the Common Stock is disposed of after this period, or after the employee's death if the employee dies while holding the Common Stock (a “qualifying disposition”), the employee (or in the case of death the employee's estate) realizes ordinary income to the extent of the lesser of (a) the amount by which the fair market value of the Common Stock at the time the deemed “option” was granted exceeded the purchase price and (b) the amount by which the fair market value of the Common Stock at the time of the disposition exceeded the purchase price. The purchase price is generally equal to 85% of the lesser of the fair market value of the Common Stock on the first day of the offering period and the fair market value of the Common Stock on the last day of the offering period. Any further gain recognized on a qualifying disposition will be long-term capital gain. If the sale price is less than the option price, there is no ordinary income and any loss recognized generally will be a long-term capital loss.

When an employee sells or disposes of the Common Stock acquired under the 2003 Stock Plan (including by way of most gifts) before the expiration of the required holding period (a “disqualifying disposition”), the employee generally will recognize ordinary income to the extent of the difference between the purchase price for the Common Stock and the fair market value of the Common Stock at the date the option was exercised (the last day of an offering period), regardless of the price at which the Common Stock is sold. Any additional gain recognized upon the disqualifying disposition will be capital gain. The capital gain will be long-term if the employee held the shares more than 12 months. If the sale price is less than the fair market value of the Common Stock at the date of exercise, then the employee will have a capital loss equal to such difference.

Even though an employee must treat part of his or her gain on a qualifying disposition of Common Stock acquired under the 2003 Stock Plan as ordinary income, the Company may not take a business deduction for such amount. However, if an employee makes a disqualifying disposition of Common Stock acquired under the 2003 Stock Plan, the amount of income that the employee must report as ordinary income generally qualifies as a business deduction for the Company for the year of such disposition, subject to the limitations imposed under the Code.

Plan Benefits

Because participation in the 2003 Stock Plan is entirely within the discretion of the eligible employees, a new plan benefits table, as described in the federal proxy rules, is not provided. Because the Company cannot predict the participation levels by employees, the rate of employee contributions or the eventual purchase price under the 2003 Stock Plan, it is not possible to determine the value of benefits that may be obtained by executive officers and other employees under the 2003 Stock Plan. Non-employee directors are not eligible to participate in the 2003 Stock Plan.

PROPOSAL 3

APPROVAL OF AMENDMENT AND RESTATEMENT OF 2005 EQUITY INCENTIVE PLAN TO ALLOW FOR A ONE-TIME STOCK OPTION EXCHANGE PROGRAM FOR ELIGIBLE EMPLOYEES AND EXECUTIVE OFFICERS AND CLARIFY THE PLAN TERM

Introduction

We are seeking stockholder approval of an amendment and restatement of our 2005 Equity Incentive Plan to permit an option exchange program that would allow us to cancel “underwater” stock options currently held by some of our employees in exchange for the issuance of stock options exercisable for fewer shares of our common stock, with lower exercise prices and extended vesting terms. We are proposing this program because we believe that it will provide a more cost-effective retention and incentive tool to our key contributors than issuing incremental equity or paying additional cash compensation. If our stockholders approve this proposal to amend and restate the 2005 Equity Incentive Plan to permit such an option exchange program, the Board of Directors intends to commence the option exchange program during 2009. If our stockholders do not approve this proposal, the option exchange program as proposed below will not take place. In addition, the amendment and restatement of the 2005 Equity Incentive Plan would clarify the plan term.

Overview

In April 2009, the Compensation Committee recommended to our Board of Directors, and our Board of Directors authorized, a one-time stock option exchange program (the “Option Exchange Program”), subject to stockholder approval.

Stock options will be eligible for the Option Exchange Program if they (1) have an exercise price per share greater than or equal to the 52-week high trading price of the Company’s common stock when the Option Exchange Program commences; (2) have been granted at least 12 months prior to the date that the Option Exchange Program commences and (3) are scheduled to expire more than 12 months after the Option Exchange Program commences (“Eligible Options”). The opportunity to participate in the Option Exchange Program may be offered to our employees and our executive officers who hold Eligible Options that were granted under our 2005 Equity Incentive Plan, 2002 Nonstatutory Stock Option Plan and 2000 Employee Stock Option Plan (collectively referred to as the “Plan”) provided the proposed amendment to the 2005 Equity Incentive Plan is approved by stockholders. Eligible Options surrendered for exchange under the Option Exchange Program that were issued under the Plan will, upon the closing of the exchange offer, be exchanged for new options (“New Options”) granted pursuant to the Plan.

Under the proposed Option Exchange Program, each New Option will have: (1) an exercise price per share equal to the closing price of Company common stock on the day that our exchange offer expires, (2) a new expiration date of seven years from the date of grant and (3) a three-year vesting schedule with interim installment vesting as determined by the Compensation Committee.

The ratio of shares underlying New Options to shares underlying exchanged Eligible Options will be 1 to 1.5 for those Eligible Options with an exercise price not more than $10 and 1 to 2 for those Eligible Options with an exercise price more than $10. All New Options will be nonstatutory options.

We believe that, if approved by our stockholders, the Option Exchange Program will permit us to:

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enhance long-term stockholder value by restoring competitive incentives to the participants so they are further motivated to complete and deliver the important strategic and operational initiatives of our company, as exercise prices significantly in excess of market price undermine the effectiveness of options as employee and executive performance and retention incentives; and

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reduce potential overhang, which is the number of shares issuable upon the vesting and exercise of outstanding stock options and other stock awards, by reducing the total number of outstanding stock options.

Reasons for the Option Exchange Program

We believe that an effective and competitive employee incentive program is imperative for the future growth and success of our business. We rely on highly skilled and educated technical and managerial employees to implement our strategic initiatives, expand and develop our business and satisfy customer needs. Competition for these types of employees, particularly in the semiconductor and high-tech industry, is intense and many companies use stock options as a means of attracting, motivating and retaining their best employees. Stock options constitute a key part of our incentive and retention programs because our Board of Directors believes that equity compensation encourages employees to act like owners of the business, motivating them to work toward our success and rewarding their contributions by allowing them to benefit from increases in the value of our shares.

Our executive officers are expected to be among the primary drivers of long-term stockholder value. As a result, the retention and motivation of our executive officers are critical to our long-term success. Accordingly, we have elected to allow our executive officers to participate in this exchange offer and to exchange Eligible Options for New Options.

Many of our employees now hold stock options with exercise prices significantly higher than the current market price of our common stock. For example, on April 13, 2009, the closing price of our common stock on the NASDAQ Global Market was $1.49 per share and, out of a total of 3,497,691 options outstanding, 2,534,504 or 72.5% have exercise prices above $1.49 per share. Assuming that the Option Exchange Program were to be effected on or about July 15, 2009, eligible participants will hold outstanding stock options exercisable for 2,375,277 shares of our common stock that (i) have exercise prices of $5.00 or more, which is our highest closing stock price since July 15, 2008 and (ii) expire after July 15, 2010. Although we continue to believe that stock options are an important component of our employees’ total compensation, many of our employees view their existing options as having little or no value due to the difference between the exercise prices and the current market price of our common stock. As a result, for many employees, these options are ineffective at providing the incentives and retention value that our Board of Directors believes are necessary to motivate our management and our employees to increase long-term stockholder value.

In addition to providing key incentives to our employees and executives, the Option Exchange Program is also designed to benefit our stockholders by reducing the potential dilution to our capital structure from stock option exercises in the future and by providing us better retention tools for our key contributors due to the extended vesting terms for the New Options. Based on a projected Option Exchange date of July 15, 2009, we estimate a reduction in our overhang of outstanding stock options of approximately 902,794 shares, assuming full participation in the Option Exchange Program. The actual reduction in our overhang that may result from the Option Exchange Program could vary significantly and is dependent upon the date of the Option Exchange Program is effected and the actual level of participation in the Option Exchange Program.

Consideration of Alternatives

When considering how best to continue to incentivize and reward our employees who have underwater options, the Compensation Committee engaged an independent compensation consultant, Compensia, Inc., for assistance in developing a program that builds incentive and retention value for employees in a way that is balanced and appropriate from a stockholder and market perspective. Based on its review, the Company considered several potential alternatives including:

Take no action. This alternative would require us to conclude that underwater stock options would not impact our ability to retain qualified employees by providing competitive compensation packages. However, our Company feels offering valuable equity grants to our employees is warranted based on the practices of other companies in our business and geographic region as well as our view of the overall competitive landscape for qualified employees.

Increase cash compensation or provide cash retention bonuses. To replace equity incentives, we considered that we could increase base and target bonus compensation or provide cash retention bonuses. However, significant increases in cash compensation or bonuses would substantially increase our compensation expenses and reduce our cash flow from operations, which would adversely affect our business and operating results.

Grant additional equity compensation. We considered granting employees special supplemental stock option grants at current market prices in order to mitigate the loss in value of previously granted stock options that are now underwater. However, such supplemental option grants would increase our overhang and result in potential dilution to our stockholders and could also decrease our reported earnings, which could negatively impact our stock price.

Implement Option Exchange Program. After considering other alternatives, the Company determined that implementing an option exchange program under which employees could exchange Eligible Options was most attractive for a number of reasons, including the following:

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Reasonable, Balanced Incentives. We believe that the opportunity to exchange Eligible Options for New Options exercisable for fewer shares, together with a new minimum vesting requirement, represents a reasonable and balanced exchange program with the potential for a significant positive impact on employee retention, motivation and performance.

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Reduction of the Number of Shares Subject to Outstanding Options. In addition to the underwater options having little or no retention value, they also would not otherwise reduce our stock option overhang until they are exercised or expire unexercised. If approved by our stockholders, the Option Exchange Program will reduce our overhang of outstanding stock options by eliminating the ineffective options that are currently outstanding. Under the proposed Option Exchange Program, eligible participants will receive stock options covering fewer shares than the options surrendered. As a result, the number of shares subject to all outstanding equity awards will be reduced, thereby reducing the overhang. If all Eligible Options were exchanged, then based on the number of Eligible Options we expect will be outstanding on July 15, 2009, options to purchase approximately 2,375,277 shares could be surrendered and cancelled, while New Options covering approximately 1,472,483 shares could be issued. This would result in a net reduction in the overhang of our outstanding stock options by approximately 902,794 shares, or approximately 4.9% of the number of shares of our common stock outstanding as of April 13, 2009. The actual reduction in our overhang that may result from the Option Exchange Program could vary significantly and is dependent upon the actual level of participation in the Option Exchange Program. All Eligible Options that are not exchanged will remain outstanding and in effect in accordance with their existing terms.

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Reduced Pressure for Additional Grants. If we are unable to implement the Option Exchange Program, we may feel it necessary to issue additional options to our employees at current market prices, increasing our overhang. These grants would deplete the current pool of options available for future grants under the Plan and could also result in decreased reported earnings which could negatively impact our stock price.

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Participation by Our Executive Officers. Although we hold our executive officers accountable for driving the creation of long-term stockholder value, our Board of Directors believes that the significant decline in our stock price was primarily caused by the macro economic conditions that were outside the control of our Company and our executive officers. As a result, the retention and motivation of our executive officers is critical to our long-term success and the Board of Directors has elected to include executive officers as eligible participants in the Option Exchange Program.

Description of the Option Exchange Program

Implementing the Option Exchange Program. Eligible participants will be offered the opportunity to participate in the Option Exchange Program under a tender offer (an “Offer to Exchange”) which the Company intends to file with the Securities and Exchange Commission (the “SEC”). From the time the Offer to Exchange commences, the eligible participants will be given at least 20 business days to make an election to surrender for cancellation all or a portion of their Eligible Options on a grant-by-grant basis in exchange for New Options. The New Options will be granted on the day the Offer to Exchange closes. Even if the Option Exchange Program is approved by our stockholders, our Board of Directors will retain the authority, in its sole discretion, to not commence or to terminate or postpone the Option Exchange Program at any time prior to the closing of the Offer to Exchange or to exclude certain Eligible Options or eligible participants from participating in the Option Exchange Program for any or no reason including due to tax, regulatory or accounting reasons or because participation would be inadvisable or impractical. Stockholder approval of the amendment permitting the Option Exchange Program applies only to this Option Exchange Program. If the Company were to implement a stock option exchange program in the future with respect to options under the 2005 Equity Incentive Plan, it would once again need to seek stockholder approval.

Outstanding Options Eligible for the Option Exchange Program. To be eligible for exchange under the Option Exchange Program, an option must have an exercise price that is greater than or equal to the 52-week high trading price of our common stock at the time the Option Exchange Program commences and the option must have been granted at least 12 months prior to the date that the Option Exchange Program commences and must be scheduled to expire at least 12 months after the date the Option Exchange Program commences. As of April 13, 2009, we had outstanding options to purchase 3,497,691 shares of our common stock, of which we estimate options to purchase approximately 2,375,277 shares would be eligible for exchange under the Option Exchange Program if the Option Exchange Program commenced as of July 15, 2009.

Eligibility. The Option Exchange Program may be open to all of our employees, including our executive officers who hold Eligible Options. Our directors are not eligible. To be eligible, an employee must be employed by us at the time the Offer to Exchange commences. Additionally, in order to receive the New Options, an eligible participant who surrenders his or her Eligible Options for exchange must be an employee on the date the New Options are granted. As of April 13, 2009, approximately 307 employees and 2 executive officers are holding Eligible Options if the Option Exchange Program commenced on, and such employees continued their employment until, July 15, 2009.

Exchange Ratios. In the proposed exchange offer, eligible participants would be offered a one-time opportunity to exchange their Eligible Options for New Options, with each New Option representing the right to purchase (1) one and one-half shares of common stock for every one share of common stock for which an underlying Eligible Option with an exercise price no greater than $10 was tendered for exchange and (2) two shares of common stock for every one share of common stock for which an underlying Eligible Option with an exercise price greater than $10 was tendered. New Options will be rounded down to the nearest whole share on a grant-by-grant basis.

Election to Participate. Participation in the Option Exchange Program will be voluntary. Eligible participants will be permitted to exchange all or none of their Eligible Options for New Options on a grant-by-grant basis.

Exercise Price of New Options. All New Options will be granted with an exercise price equal to the closing price of our stock on the NASDAQ stock exchange on the day of the close of the exchange offer.

Vesting of New Options. The New Options will vest over a three year period with interim installment vesting as determined by the Compensation Committee.

Term of the New Options. The New Options will have a new expiration date of seven years from the date of grant.

Other Terms and Conditions of the New Options. The other terms and conditions of the New Options will be determined by the Compensation Committee and set forth in option agreements to be entered into as of the New Option grant date. All New Options will be nonstatutory stock options granted under our Plan.

Return of Eligible Options Surrendered. Consistent with the terms of the Plan, the pool of shares available for the grant of future awards under our Plan will be increased by that number of shares equal to the difference between (a) the number of shares underlying surrendered Eligible Options issued under the Plan and (b) the number of shares underlying New Options issued under the Plan.

Accounting Treatment. Under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (Revised), or FAS 123(R), regarding accounting for share-based payments, we will recognize the incremental compensation cost of the stock options granted in the Option Exchange Program. The incremental compensation cost will be measured as the excess, if any, of the fair value of each New Option granted to employees, measured as of the date the New Options are granted, over the fair value of the Eligible Options surrendered in exchange for the New Options, measured immediately prior to the cancellation. This incremental compensation cost will be recognized ratably over the vesting period of the New Options. As would be the case with Eligible Options, in the event that any of the New Options are forfeited prior to their vesting due to termination of service, the incremental compensation cost for the forfeited New Options will not be recognized.

U.S. Federal Income Tax Consequences. The following is a summary of the material United States federal income tax consequences of the Option Exchange Program for those eligible participants who are subject to United States federal income tax. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below. A more detailed summary of the applicable tax considerations to eligible participants will be provided in the Exchange Offer. This summary does not discuss all of the tax consequences that may be relevant to an eligible participant in light of his or her personal circumstances, nor is it intended to be applicable in all respects to all categories of eligible participants.

We believe that the exchange of Eligible Options for New Options pursuant to the Option Exchange Program should be treated as a non-taxable exchange, and no income should be recognized for United States federal income tax purposes by the eligible participants upon the issuance of the New Options. All New Options will be nonstatutory stock options. As a result, upon the exercise of the New Options, the eligible participants will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Upon disposition of the shares, the eligible participants will recognize capital gain or loss (which will be short-term or long-term depending on whether the shares were held for more than one year from the date of exercise) equal to the difference between the selling price and the fair market value of the shares on the date of exercise. The holding period for the shares acquired through the exercise of an option will begin on the day after the date of exercise.

There should be no tax consequences to us with respect to the Option Exchange Program or the exercise of New Options (or Eligible Options not exchanged) except that we will generally be entitled to a deduction when an eligible participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

Potential Modifications to Terms to Comply with Governmental Requirements. The terms of the Option Exchange Program will be described in an Offer to Exchange that we will file with the SEC. Although we do not anticipate that the SEC will require us to modify the terms significantly, it is possible we will need to alter the terms of the Option Exchange Program to comply with comments from the SEC. Changes in the terms of the Option Exchange Program may also be required for tax purposes for participants in the United States as the tax treatment of the Option Exchange Program is not entirely certain. The Compensation Committee may also consider it appropriate to modify the terms of the Option Exchange Program.

Effect on Stockholders

We are not able to predict the impact the Option Exchange Program will have on stockholder interests as a stockholder, as we are unable to predict how many participants will exchange their Eligible Options or what the market price of our common stock will be on the date that the New Options are granted. If the Option Exchange Program is approved, the exchange ratio will result in (1) the issuance of fewer shares subject to the New Options than were subject to the cancelled Eligible Options tendered in the exchange offer and (2) an incremental compensation expense for financial reporting purposes from the Option Exchange Program. In addition, the Option Exchange Program is intended to reduce both our existing stock option overhang and our need to issue supplemental stock options in the future to remain competitive with our competitors. While we cannot predict how many Eligible Options will be exchanged, assuming full participation in the Option Exchange Program, the total number of shares underlying our outstanding options would be reduced by approximately 902,794 shares. The actual reduction in our overhang that could result from the Option Exchange Program could vary significantly and is dependent upon the actual level of participation in the Option Exchange Program.

Text of Amendment to Plan

To facilitate the Company’s implementation of the Option Exchange Program under its 2005 Equity Incentive Plan and applicable NASDAQ listing rules, the Compensation Committee recommended and the Board of Directors approved an amendment and restatement of the Company’s 2005 Equity Incentive Plan, subject to approval of the amendment and restatement by the Company’s stockholders. The Company is seeking stockholder approval for the amendment and restatement of the Company’s 2005 Equity Incentive Plan to allow for an Option Exchange Program in 2009 as well as clarify the term of the 2005 Equity Incentive Plan. The amendment and restatement would include a new Section 24 to the 2005 Equity Incentive Plan which new section would read as follows:

2009 Exchange Program. Notwithstanding any other provision of the Plan to the contrary, upon approval of the Company’s shareholders, the Administrator may provide for, and the Company may implement, an Exchange Program, pursuant to which certain outstanding Options under the Plan as well as options under the 2002 Nonstatutory Stock Option Plan, the 2000 Employee Stock Option Plan and the Accent Optical Technologies, Inc. Stock Incentive Plan could, at the election of the Participant holding such Option, be tendered to the Company for cancellation in exchange for the issuance of a lesser amount of Options with a lower exercise price, provided that such Exchange Program is commenced within 2009.

If stockholders approve this proposed amendment and restatement of the 2005 Equity Incentive Plan, the Board of Directors and the Compensation Committee intend to commence the Option Exchange Program during 2009. If stockholders do not approve this proposal for the amendment and restatement of the 2005 Equity Incentive Plan, the Option Exchange Program will not take place in 2009 with respect to any Plan. In addition, the amendment and restatement of the 2005 Equity Incentive Plan clarifies that the term of the 2005 Equity Incentive Plan is 10 years from its 2005 adoption by the Board as described in the “Term of the Plan” section of the 2005 Equity Incentive Plan and in the summary of the 2005 Equity Incentive Plan provided to stockholders when the 2005 Equity Incentive Plan was submitted in 2005 to the stockholders for their approval. A separate section of the 2005 Equity Incentive Plan referred to the 2005 Equity Incentive Plan continuing in effect for five years from the approval of the stockholders. The amendment and restatement deletes one of two sections in the 2005 Equity Incentive Plan to clarify that the term of the 2005 Equity Incentive Plan is 10 years from its 2005 adoption by the Board. The amendment and restatement of the 2005 Equity Incentive Plan also conforms the 2005 Equity Incentive Plan to the Compensation Committee charter provisions which permit the delegation to one or more officers of the Company the authority to grant Awards to non-executive officers.

Summary of the Plan

The following paragraphs provide a summary of the principal features of the 2005 Equity Incentive Plan and its operation. The Plan as proposed to be amended and restated is set forth in its entirety as Appendix 2 to this proxy statement. The following summary is qualified in its entirety by reference to the 2005 Equity Incentive Plan.

A total of 1,200,000 shares of common stock were initially reserved for issuance under the 2005 Equity Incentive Plan, plus an annual increase to be added on the first day of the Company’s fiscal year for three years (beginning in 2006 and ending after the 2008 increase), equal to the least of (i) 3% of the Company’s outstanding common stock on that date or (ii) an amount determined by the board of directors. As a result of these increases, as of April 13, 2009, a total of 2,692,594 shares of common stock were authorized and 1,215,040 were available for issuance under the 2005 Equity Incentive Plan.

Background and Purpose of the 2005 Equity Incentive Plan

The 2005 Equity Incentive Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and performance shares (each individually, an “Award”). The 2005 Equity Incentive Plan is intended to attract and retain the best available personnel for positions of substantial responsibility, including (1) employees of the Company and any parent or subsidiary, (2) consultants who provide services to the Company and any parent or subsidiary, and (3) directors of the Company. The 2005 Equity Incentive Plan also is designed to provide additional incentive to these services providers, to promote the success of the Company’s business and to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code.

Administration of the 2005 Equity Incentive Plan

A committee (the “Committee”) of the Board of Directors administers the 2005 Equity Incentive Plan. The Committee generally will be the compensation/stock option committee, which will consist of two or more directors who qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and as “outside directors” under Section 162(m) (so that the Company is entitled to a federal tax deduction for certain compensation paid under the 2005 Equity Incentive Plan). Notwithstanding the foregoing, the Board of Directors may itself administer the 2005 Equity Incentive Plan or one or more committees may be appointed to administer the 2005 Equity Incentive Plan with respect to different groups of service providers. The Board of Directors, the compensation committee or other committee administering the 2005 Equity Incentive Plan is referred to herein as the “Administrator.”

Subject to the terms of the 2005 Equity Incentive Plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the 2005 Equity Incentive Plan and outstanding Awards. The Administrator may not, however, reprice Awards or exchange Awards for other Awards, cash or a combination thereof, without the approval of the stockholders. As described above, the proposed amendment and restatement would specifically provide for an option exchange program in 2009.

If an Award is cancelled, expires, or is forfeited or repurchased by the Company for any reason without having been fully exercised or vested, the unvested, cancelled, forfeited or repurchased number of shares of Company common stock (“Shares”) generally will be returned to the available pool of Shares reserved for issuance under the 2005 Equity Incentive Plan. Any Shares subject to options or stock appreciation rights generally will be counted against the available pool as one Share for every Share subject to the option or stock appreciation rights. Any Shares of restricted stock or Shares subject to performance shares or restricted stock units with a per share or unit purchase price lower than 100% of Fair Market Value on the date of grant generally will be counted against the available pool as two Shares for every one Share subject thereto. Shares actually issued under the 2005 Equity Incentive Plan or withheld to pay the exercise price of an Award or to satisfy tax withholding obligations with respect to an Award will not be returned to the 2005 Equity Incentive Plan and will not be available for future issuance under the 2005 Equity Incentive Plan. Also, if the Company experiences any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, a proportional adjustment will be made to the number of

Shares available for issuance under the 2005 Equity Incentive Plan, the number and price of Shares subject to outstanding Awards and the per-person limits on Awards, as appropriate to reflect the stock dividend or other change, should the Administrator determine that such an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2005 Equity Incentive Plan.

Eligibility to Receive Awards

The Administrator selects the employees, consultants, and directors who will be granted Awards under the 2005 Equity Incentive Plan. The actual number of individuals who will receive Awards cannot be determined in advance because the Administrator has the discretion to select the participants. As of April 13, 2009, the Company has 309 employees, one consultant and seven directors who could be selected to receive Awards.

Stock Options

A stock option is the right to acquire Shares at a fixed exercise price for a fixed period of time. Under the 2005 Equity Incentive Plan, the Administrator may grant nonstatutory stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). The Administrator will determine the number of Shares covered by each option, but during any fiscal year of the Company, no participant may be granted options and stock appreciation rights together covering more than 500,000 Shares.

The exercise price of the Shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the Shares covered by the option. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries. The aggregate fair market value of the Shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.

Options issued under the 2005 Equity Incentive Plan become exercisable at the times and on the terms established by the Administrator. The Administrator also establishes the time at which options expire, but the expiration of an incentive stock option may not be later than ten years after the grant date (such term to be limited to 5 years in the case of an incentive stock option granted to a participant who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of parent or subsidiary of the Company).

The exercise price of each option must be paid in full at the time of exercise. The exercise price may be paid in any form as determined by the Administrator, including, but not limited to, cash, check, surrender of Shares that have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is being exercised, consideration received pursuant to a cashless exercise program, promissory note, through a reduction in the amount of Company liability to the participant, or other legal methods of consideration.

If a participant’s service relationship with us terminates for any reason (excluding death or disability), then the participant may exercise the option within a period of time as determined by the Administrator and specified in the Award agreement to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of such Award). In the absence of a specified time set forth in the Award agreement, the option will remain exercisable for three months following the termination of the participant’s service relationship. If a participant’s service relationship terminates due to the participant’s disability or death, the participant (or his or her estate or beneficiary) may exercise the option within a period of time as determined by the Administrator and specified in the Award agreement to the extent the Award was vested on the date of termination of the service relationship (but in no event later than the expiration of the term of such Award). In the absence of a specified time in the Award agreement, the option will remain exercisable for the twelve months following the termination of the participant’s service due to disability or death.

Stock Appreciation Rights

Stock appreciation rights are Awards that grant the participant the right to receive an amount equal to (1) the number of Shares exercised, times (2) the amount by which the Company’s stock price exceeds the exercise price. The Administrator sets the exercise price. An individual will be able to profit from a stock appreciation right only if the fair market value of the stock increases above the exercise price. The Company’s obligation arising upon the exercise of a stock appreciation right may be paid in Shares or in cash, or any combination thereof, as the Administrator may determine.

Awards of stock appreciation rights may be granted in connection with all or any part of an option or may be granted independently of options. No participant may be granted stock appreciation rights and options together covering more than 500,000 shares in any fiscal year of the Company.

The Administrator determines the terms of stock appreciation rights. A stock appreciation right will be exercisable, in whole or in part, at such time as the Administrator will specify in the Award agreement, but will expire no later than ten (10) years after the date of grant.

If a participant’s service relationship with us terminates for any reason (excluding death or disability), then the participant may exercise the stock appreciation right within a period of time as determined by the Administrator and specified in the Award agreement to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of such Award). In the absence of a specified time set forth in the Award agreement, the stock appreciation right will remain exercisable for three months following the termination of the participant’s service relationship. If a participant’s service relationship terminates due to the participant’s disability or death, the participant (or his or her estate or beneficiary) may exercise the stock appreciation right within a period of time as determined by the Administrator and specified in the Award agreement to the extent the Award was vested on the date of termination of the service relationship (but in no event later than the expiration of the term of such Award). In the absence of a specified time in the Award agreement, the stock appreciation right will remain exercisable for the twelve months following the termination of the participant’s service due to disability or death.

Restricted Stock

Awards of restricted stock are Shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator may set vesting criteria based upon the achievement of Company-wide, departmental, business unit or individual goals, which may include continued employment or service, applicable federal or state securities or any other basis determined by the Committee. If the Administrator desires that the Award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see “Performance Goals” below for more information). The Administrator will determine the number of Shares of restricted stock granted to any employee, consultant or director, but during any fiscal year of the Company, no participant may be granted more than 250,000 Shares in the aggregate of restricted stock, performance shares or restricted stock units.

Unless the Administrator determines otherwise, Shares of restricted stock will be held by the Company as escrow agent until any restrictions on the Shares have lapsed. The Administrator may accelerate the time at which any restriction may lapse or be removed. On the date set forth in the Award agreement, all unvested restricted stock will be forfeited to the Company.

Restricted Stock Units

Awards of restricted stock units are Shares that vest in accordance with terms and conditions established by the Administrator. The Administrator determines the number of restricted stock units granted to any employee, consultant or director, but during any fiscal year of the Company, no participant may be granted more than 250,000 Shares in the aggregate subject to restricted stock units, performance shares or restricted stock.

In determining whether an Award of restricted stock units should be made, and/or the vesting schedule for any such Award, the Administrator may impose whatever conditions to vesting it determines to be appropriate. The number of restricted stock units paid out to the participant will vary depending on the extent to which the vesting criteria are met. The Administrator may set vesting criteria based upon the achievement of Company-wide, departmental, business unit or individual goals, which may include continued employment or service, applicable federal or state securities or any other basis determined by the Committee. Notwithstanding the foregoing, if the Administrator desires that the Award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see “Performance Goals” below for more information).

Upon satisfying the applicable vesting criteria, the participant shall be entitled to the payout specified in the Award agreement. Notwithstanding the foregoing, at any time after the grant of restricted stock units, the Administrator may reduce or waive any vesting criteria that must be met to receive a payout. The Administrator, in its sole discretion, may pay earned restricted stock units in cash, Shares, or a combination thereof. Shares represented by restricted stock units that are fully paid in cash will again be available for grant under the Plan. On the date set forth in the Award agreement, all unearned restricted stock units will be forfeited to the Company.

Performance Shares

Performance shares are Awards that will result in a payment to a participant only if performance objectives established by the Administrator are achieved or the Awards otherwise vest. The Administrator may set vesting criteria based upon the achievement of Company-wide, departmental, business unit or individual goals, which may include continued employment or service, applicable federal or state securities laws or any other basis determined by the Committee. Notwithstanding the foregoing, if the Administrator desires that the Award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see “Performance Goals” below for more information).

Performance shares have an initial value equal to the fair market value of a share on the date of grant. Performance shares may be granted to employees, consultants or directors at any time as shall be determined by the Administrator in its sole discretion. Subject to the terms of the 2005 Equity Incentive Plan, the Administrator will have complete discretion to determine the number of shares subject to a performance share award and the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service based component, upon which is conditioned on the grant or vesting of performance shares. Subject to the terms of the Plan, the Administrator will determine the number of performance shares granted to a service provider and, during any fiscal year of the Company, no participant may be granted more than 250,000 Shares in the aggregate subject to performance shares, restricted stock units, or restricted stock.

On the date set forth in the Award agreement, all unearned or unvested performance shares will be forfeited to the Company.

Performance Goals

Under Section 162(m) of the Code, the annual compensation paid to our Chief Executive Officer and to each of our other four most highly compensated executive officers may not be deductible to the extent it exceeds $1 million. However, we are able to preserve the deductibility of compensation in excess of $1 million if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2005 Equity Incentive Plan, setting limits on the number of awards that any individual may receive and for awards other than options, establishing performance criteria that must be met before the award actually will vest or be paid.

We have designed the Plan so that it permits us to pay compensation that qualifies as performance-based under Section 162(m). Thus, the Administrator (in its discretion) may make performance goals applicable to a participant with respect to an award. At the Administrator’s discretion, one or more of the following performance goals may apply (all of which are defined in the Plan): annual revenue, cash position, earnings per share, individual performance objectives, marketing and sales expenses as a percentage of sales, net income as a percentage of sales, net income, operating cash flow, operating income, return on assets, return on equity, return on sales, and total stockholder return. The Performance Goals may differ from Participant to Participant and from Award to Award.

Any criteria used may be measured, as applicable (1) in absolute terms, (2) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (3) on a per-share basis, (4) against the performance of the Company as a whole or a business unit of the Company, and/or (5) on a pre-tax or after-tax basis. The Administrator also will adjust any evaluation of performance under a performance goal to exclude (i) any extraordinary non-recurring items, or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results.

Merger or Change in Control

In the event of a merger or “change in control” of the Company, the successor corporation will either assume or provide a substitute award for each outstanding Award. In the event the successor corporation refuses to assume or provide a substitute award, the Award will immediately vest and become exercisable as to all of the Shares subject to such Award, or, if applicable, the Award will be deemed fully earned and will be paid out prior to the merger or change in control. In addition, if an option, stock appreciation right or right to purchase restricted stock has become fully vested and exercisable in lieu of assumption or substitution, the Committee will provide at least 15 days’ notice that the option, stock appreciation right or right to purchase restricted stock will immediately vest and become exercisable as to all of the Shares subject to such Award and all outstanding options, stock appreciation rights and rights to purchase restricted stock will terminate upon the expiration of such notice period.

Awards to be Granted to Certain Individuals and Groups

The number of Awards (if any) that an employee, consultant, or director may receive under the 2005 Equity Incentive Plan is in the discretion of the Administrator and therefore cannot be determined in advance.

Limited Transferability of Awards

Awards granted under the 2005 Equity Incentive Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution and may be exercised during the lifetime of the participant, only by the participant. Notwithstanding the foregoing, the Administrator may permit an individual to transfer an Award. Any transfer shall be made in accordance with procedures established by the Administrator.

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the 2005 Equity Incentive Plan. Tax consequences for any particular individual may be different.

Nonstatutory Stock Options

No taxable income is recognized when a nonqualified stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Shares on the exercise date over the exercise price. Any additional gain or loss recognized upon later disposition of the Shares is capital gain or loss.

Incentive Stock Options

No taxable income is recognized when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the Shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain or loss will be capital gain or loss.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any Shares received. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.

Restricted Stock, Restricted Stock Units and Performance Shares

A participant will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she generally will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the Shares or cash received minus any amount paid for the Shares.

Section 280G and Parachute Payments

Acceleration of vesting or payment of Awards under the 2005 Equity Incentive Plan in the event of a change of control may cause part or all of the amount involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code. Such treatment may subject the participant to a 20% excise tax and preclude deduction of such amounts by the Company.

Section 409A and Deferred Compensation

Under Section 409A of the Internal Revenue Code, certain Awards granted under the 2005 Equity Incentive Plan may be treated as nonqualified deferred compensation. Section 409A of the Internal Revenue Code imposes on persons with nonqualified deferred compensation that does not meet the requirements of Section 409A of the Code (i) taxation immediately upon vesting of the nonqualified deferred compensation and earnings thereon (regardless of whether the compensation is then paid); (ii) interest at the underpayment rate plus 1%; and (iii) an additional 20% tax.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an Award under the 2005 Equity Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). As discussed above, special rules limit the deductibility of compensation paid to our Chief Executive Officer and to certain other named executive officers.

However, the 2005 Equity Incentive Plan has been designed to permit the Administrator to grant Awards that qualify as performance-based compensation under Section 162(m), thereby permitting the Company to receive a federal income tax deduction in connection with such Awards.

Also as discussed above, certain amounts paid in connection with a change of control could be treated as an “excess parachute payment” and preclude the Company from taking a tax deduction for such amounts.

Amendment and Termination of the Plan

The Board generally may amend, alter, suspend or terminate the 2005 Equity Incentive Plan at any time and for any reason. However, no amendment, alteration, suspension, or termination may impair the rights of any participant in the 2005 Equity Incentive Plan without his or her consent. Amendments will be contingent on stockholder approval if required by applicable law. Unless terminated earlier by the Board, the 2005 Equity Incentive Plan will continue in effect until ten (10) years following the date of the Board of Director’s adoption of the 2005 Equity Incentive Plan. The amendment and restatement deletes one of two sections in the 2005 Equity Incentive Plan to clarify that the term of the 2005 Equity Incentive Plan is ten (10) years from its 2005 adoption by the Board.

Plan Benefits

All Awards under the 2005 Equity Incentive Plan are made at the discretion of the Administrator. Therefore, the benefits and amounts that will be received or allocated under the 2005 Equity Incentive Plan are not determinable at this time. However, please refer to the description of grants made to our named executive officers in the last fiscal year described in the “Grants of Plan-Based Awards For Fiscal Year 2008” table. Grants made to our non-employee directors in the last fiscal year are described in “Director Compensation For Fiscal Year 2008.” Also refer to “Compensation of Directors” for information regarding grants to directors. For further information regarding the potential benefits and amounts for participants in connection with the exchange program, see “Description of the Option Exchange Program” above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2005 EQUITY INCENTIVE PLAN TO ALLOW IN 2009 A ONE-TIME STOCK OPTION EXCHANGE PROGRAM AND TO CLARIFY THE PLAN TERM.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the board of directors has appointed BDO Seidman, LLP, independent registered public accounting firm, to audit the consolidated financial statements of Nanometrics for the fiscal year ending December 26, 2009.

Representatives of BDO Seidman, LLP are expected to be present at our annual meeting with the opportunity to make a statement if they desire to do so, and are also expected to be available to respond to appropriate questions by stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS NANOMETRICS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 26, 2009.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

THE BOARD OF DIRECTORS

Dated: April 21, 2009

APPENDIX 1

NANOMETRICS INCORPORATED

AMENDED AND RESTATED 2003 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the Amended and Restated 2003 Employee Stock Purchase Plan of Nanometrics Incorporated.

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory manner consistent with the requirements of that section of the Code.

2. Definitions.

(a) “Administrator” shall mean the Board or any Committee designated by the Board to administer the plan pursuant to Section 14.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Change of Control” shall mean the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii) The consummation of a merger or consolidation of the Company, with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(iv) A change in the composition of the Board, as a result of which fewer than a majority of the Directors are Incumbent Directors. “Incumbent Directors” shall mean Directors who either (A) are Directors of the Company, as applicable, as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii) or (iii) or in connection with an actual or threatened proxy contest relating to the election of Directors of the Company.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Common Stock” shall mean the Common Stock of the Company.

(f) “Committee” means a committee of the Board appointed by the Board in accordance with Section 14 hereof.

(g) “Company” shall mean Nanometrics Incorporated, a Delaware corporation.

(h) “Compensation” shall mean all base straight time gross earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

1

(i) “Designated Subsidiary” shall mean any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.

(j) “Director” shall mean a member of the Board.

(k) “Eligible Employee” shall mean any individual who is a common law employee of the Company or any Designated Subsidiary whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(l) “Enrollment Date” shall mean the first day of each Offering Period.

(m) “Exercise Date” shall mean the last day of each Offering Period.

(n) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system, on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, or;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(o) “Offering Periods” shall mean the periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, (i) commencing on the first Trading Day of May and terminating on the last Trading Day of October, approximately six months later, and (ii) commencing on the first Trading Day of November and terminating on the last Trading Day of April of the following year, approximately six months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

(p) “Plan” shall mean this Amended and Restated 2003 Employee Stock Purchase Plan.

(q) “Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 20.

(r) “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(s) “Trading Day” shall mean a day on which national stock exchanges are open for trading.

3. Eligibility.

(a) Offering Periods. Any Eligible Employee on a given Enrollment Date shall be eligible to participate in the Plan.

(b) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to

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Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day of May and the first Trading Day of November, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5. Participation. An Eligible Employee may become a participant in the Plan by completing a subscription agreement in the form of Exhibit A authorizing payroll deductions to this Plan and filing it with the Company’s payroll office prior to the applicable Enrollment Date.

6. Payroll Deductions.

(a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not less than one percent (1.0%) and not exceeding ten percent (10.0%) of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a participant shall have the payroll deductions made on such day applied to his or her account under the new Offering Period. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b) Payroll deductions for a participant shall commence on the first payday following the Enrollment Date and shall end on the last payday in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

(c) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(d) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Administrator may, in its discretion, limit the nature and/or number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly.

(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(f) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated

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to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee.

7. Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that, subject to any adjustment pursuant to Section 19, (i) an Eligible Employee shall not be permitted to purchase during each Offering Period more than 4,000 shares of the Company’s Common Stock and (ii) all Eligible Employees participating in a single Offering Period shall not be permitted to purchase more than 200,000 shares in aggregate of the Company’s Common Stock in such Offering Period, and provided further that each such purchase shall be subject to the limitations set forth in Sections 3(b) and 13 hereof. The Eligible Employee may accept the grant of such option by turning in a completed and signed subscription agreement (in the form attached hereto as Exhibit A) to the Company on or prior to an Enrollment Date. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock that may be purchased during an Offering Period pursuant to this Section 7. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b) If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, (ii) the number of shares available for sale under the Plan on such Exercise Date, or (iii) the number of shares that may be purchased by Eligible Employees pursuant to Section 7, the Administrator may, in its sole discretion, provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s shareholders subsequent to such Enrollment Date.

9. Delivery. As promptly as reasonably practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option in determined by the Administrator.

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10. Withdrawal.

(a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b) A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11. Termination of Employment. Upon a participant’s ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

13. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 1,950,000 shares.

(b) Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant shall only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such shares.

(c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14. Administration. The Administrator shall administer the Plan and shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

15. Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

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(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c) All beneficiary designations shall be in such form and manner as the Administrator may designate from time to time.

16. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. Until shares are issued, participants shall only have the rights of an unsecured creditor.

18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19. Adjustments. Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change of Control.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, (i) the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan, (ii) the maximum number of shares each participant may purchase per Offering Period and the maximum number of shares that all participants may purchase per Offering Period (pursuant to Section 7), and (iii) the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

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(c) Merger or Change of Control. In the event of a merger or Change of Control, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”). The New Exercise Date shall be before the date of the Company’s proposed merger or Change of Control. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20. Amendment or Termination.

(a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as otherwise provided in the Plan, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

(b) Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) increasing the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

(iii) allocating shares.

Such modifications or amendments shall not require shareholder approval or the consent of any Plan participants.

21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all

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applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect until terminated under Section 20 hereof.

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APPENDIX 2

NANOMETRICS INCORPORATED

2005 EQUITY INCENTIVE PLAN

(as amended and restated on April 21, 2009)

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Service Providers, and

•	to promote the success of the Company’s business.

Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Shares and Restricted Stock Units, as determined by the Administrator at the time of grant.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Annual Revenue” means the Company’s or a business unit’s net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles.

(c) “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Stock Appreciation Rights, Performance Shares or Restricted Stock Units.

(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Awarded Stock” means the Common Stock subject to an Award.

(g) “Board” means the Board of Directors of the Company.

(h) “Cash Position” means the Company’s level of cash and cash equivalents.

(i) “Change in Control” means the occurrence of any of the following events, in one or a series of related transactions:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company, a subsidiary of the Company or a Company employee benefit plan, including any trustee of such plan acting as trustee, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii) the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the

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surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the sale or disposition by the Company of all or substantially all the Company’s assets; or

(iv) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are Directors as of the date this Plan is approved by the Board, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors and whose election or nomination was not in connection with any transaction described in (i) or (ii) above or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means a committee of Directors or officers appointed by the Board in accordance with Section 4 of the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Nanometrics Incorporated, a Delaware corporation.

(n) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services.

(o) “Continuous Status as a Service Provider” means the absence of any interruption or termination of the employment or service relationship with the Company or any Subsidiary. Continuous Status as a Service Provider shall not be considered interrupted in the case of (i) medical leave, military leave, family leave, or any other leave of absence approved by the Administrator, provided, in each case, that such leave does not result in termination of the employment and service relationship with the Company or any Subsidiary, as the case may be, under the terms of the respective Company policy for such leave; however, vesting may be tolled while a Service Provider is on an approved leave of absence under the terms of the respective Company policy for such leave; or (ii) in the case of transfers between locations of the Company or between the Company, its Parent or any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(p) “Director” means a member of the Board.

(q) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(r) “Dividend Equivalent” means a credit, payable in cash, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

(s) “Earnings Per Share” means as to any Performance Period, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

(t) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Chairman nor as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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(v) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

(w) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system, on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(x) “Fiscal Year” means a fiscal year of the Company.

(y) “Individual Performance Objective” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Committee (in its discretion).

(z) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder and is expressly designated by the Administrator at the time of grant as an incentive stock option.

(aa) “Marketing and Sales Expenses as a Percentage of Sales” means as to any Performance Period, the Company’s or a business unit’s marketing and sales expenses stated as a percentage of sales, determined in accordance with generally accepted accounting principles.

(bb) “Net Income as a Percentage of Sales” means as to any Performance Period, the Company’s or a business unit’s Net Income stated as a percentage of sales, determined in accordance with generally accepted accounting principles.

(cc) “Net Income” means as to any Performance Period, the income after taxes of the Company or a business unit determined in accordance with generally accepted accounting principles, provided that prior to the beginning of the Performance Period, the Committee shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

(dd) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(ee) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(ff) “Operating Cash Flow” means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

(gg) “Operating Income” means the Company’s or a business unit’s income from operations determined in accordance with generally accepted accounting principles.

(hh) “Outside Director” means a Director who is not an Employee.

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(ii) “Option” means a stock option granted pursuant to the Plan.

(jj) “Participant” means the holder of an outstanding Award granted under the Plan.

(kk) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ll) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Cash Position, (c) Earnings Per Share, (d) Individual Performance Objectives, (e) Marketing and Sales Expenses as a Percentage of Sales, (f) Net Income as a Percentage of Sales, (g) Net Income, (h) Operating Cash Flow, (i) Operating Income, (j) Return on Assets, (k) Return on Equity, (l) Return on Sales, and (m) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. The Committee shall appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to shareholders for the applicable year, or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or of a business unit of the Company, and/or (v) to the extent not otherwise specified by the definition of the Performance Goal, on a pre-tax or after-tax basis.

(mm) “Performance Period” means the time period of any Fiscal Year or such longer period as determined by the Committee in its sole discretion during which the performance objectives must be met.

(nn) “Performance Share” means a performance share Award granted to a Participant pursuant to Section 14.

(oo) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time (including the continuation of employment or service), the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(pp) “Plan” means this 2005 Equity Incentive Plan.

(qq) “Restricted Stock” means shares of Common Stock granted pursuant to Section 12 of the Plan, as evidenced by an Award Agreement.

(rr) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 13. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ss) “Return on Assets” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

(tt) “Return on Equity” means the percentage equal to the Company’s Net Income divided by average shareholder’s equity, determined in accordance with generally accepted accounting principles.

(uu) “Return on Sales” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

(vv) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

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(ww) “Section 16(b)” means Section 16(b) of the Exchange Act.

(xx) “Service Provider” means an Employee, Director or Consultant.

(yy) “Share” means a share of the Common Stock, as adjusted in accordance with Section 17 of the Plan.

(zz) “Stock Appreciation Right” or “SAR” means a stock appreciation right granted pursuant to Section 10 below.

(aaa) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(bbb) “Total Shareholder Return” means the total return (change in share price plus reinvestment of any dividends) of a share of the Company’s common stock.

3. Stock Subject to the Plan. Subject to the provisions of Section 17 of the Plan, the maximum aggregate number of Shares which may issued under the Plan is 1,200,000 Shares, plus an annual increase to be added on the first day of the Company’s Fiscal Year for three years beginning in 2006 and ending after the 2008 annual increase equal to the least of (i) 3% of the outstanding Shares on such date or (ii) an amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

Any Shares subject to Options or SARs shall be counted against the numerical limits of this Section 3 as one Share for every Share subject thereto. Any Shares of Restricted Stock or Shares subject to Performance Shares or Restricted Stock Units with a per share or unit purchase price lower than 100% of Fair Market Value on the date of grant shall be counted against the numerical limits of this Section 3 as two Shares for every one Share subject thereto. To the extent that a Share that was subject to an Award that counted as two Shares against the Plan reserve pursuant to the preceding sentence is recycled back into the Plan under the next paragraph of this Section 3, the Plan shall be credited with two Shares.

If an Award expires or becomes unexercisable without having been exercised in full or is surrendered pursuant to an Exchange Program, or, with respect to Options, Restricted Stock, Performance Shares or Restricted Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, Shares actually issued pursuant to an SAR as well as the Shares withheld to pay the exercise price shall cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock, Performance Shares or Restricted Stock Units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan. Shares used to pay the exercise price of an Option or the purchase price of Restricted Stock shall not become available for future grant or sale under the Plan. Shares used to satisfy tax withholding obligations shall not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not reduce the number of Shares available for issuance under the Plan. Any payout of Dividend Equivalents, because they are payable only in cash, shall not reduce the number of Shares available for issuance under the Plan. Conversely, any forfeiture of Dividend Equivalents shall not increase the number of Shares available for issuance under the Plan.

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4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. The Board or different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (a) the Board or (b) a Committee, which committee shall be constituted to satisfy Applicable Laws. Notwithstanding the foregoing, to the extent consistent with Applicable Laws, the Board or the Committee may authorize one or more officers of the Company to grant Awards to non-executive officers of the Company and act as the Administrator with respect to such Awards.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of shares of Common Stock or equivalent units to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the date of grant, the time or times when Awards may be exercised (or are earned) (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to institute an Exchange Program; however, the Administrator may not institute an Exchange Program without shareholder approval.

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under foreign tax laws;

(ix) to modify or amend each Award (subject to Section 19(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options and SARs longer than is otherwise provided for in the Plan;

(x) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise of an Option, SAR or right to purchase Restricted Stock or upon vesting or payout of another Award, that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be

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determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xi) to determine whether Awards will be adjusted for Dividend Equivalents;

(xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Awards may be granted to Service Providers; provided, however, that Incentive Stock Options may be granted only to Employees.

6. No Employment Rights. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s relationship as an Employee or other Service Provider with the Company or its Subsidiaries, nor shall they interfere in any way with the Participant’s right or the Company’s or Subsidiary’s right, as the case may be, to terminate such relationship at any time, with or without cause.

7. Code Section 162(m) Provisions.

(a) Option and SAR Annual Share Limit. No Participant shall be granted, in any Fiscal Year, Options and Stock Appreciation Rights to purchase more than 500,000 Shares; provided, however, that such limit shall be 250,000 Shares in the Participant’s first Fiscal Year of Company service.

(b) Restricted Stock, Performance Share and Restricted Stock Unit Annual Limit. No Participant shall be granted, in any Fiscal Year, more than 250,000 Shares in the aggregate of the following: (i) Restricted Stock, (ii) Performance Shares, or (iii) Restricted Stock Units; provided, however, that such limit shall be 125,000 Shares in the Participant’s first Fiscal Year of Company service.

(c) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock, Performance Shares or Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock, Performance Shares or Restricted Stock Units to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock, Performance Shares or Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(d) Changes in Capitalization. The numerical limitations in Sections 7(a) and (b) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 17(a).

(e) If an Award is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 17 of the Plan), the cancelled Award will be counted against the limits set forth in subsections (a) and (b) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

8. Term of Plan. Subject to Section 19 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 19 of the Plan.

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9. Stock Options.

(a) Type of Option. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, not withstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) Term. The term of each Option shall be stated in the Award Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

(2) In the case of all other Options, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Subject to Applicable Laws, such consideration may consist entirely of:

(1) cash;

(2) check;

(3) promissory note;

(4) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised and which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

(5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

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(6) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;

(7) any combination of the foregoing methods of payment;

(8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(9) any combination of the foregoing methods of payment.

10. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider, subject to the limits set forth in Section 7.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

(d) Exercise of SARs. SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, will determine.

(e) SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(f) Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that no SAR will have a term of more than ten (10) years from the date of grant.

(g) Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

(h) Form of Payment. The Company’s obligation arising upon the exercise of a SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of a SAR shall be valued at their Fair Market Value as of the date of exercise.

11. Exercise of Option or SAR.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option or SAR granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option or SAR shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the terms of the Option or SAR) from the person entitled to exercise the Option or SAR, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option or SAR shall be issued in the name of the

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Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company shall issue or cause to be issued (and which issuance may be in electronic entry form) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 17 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of a SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

(b) Termination of Continuous Status as a Service Provider. Upon termination of a Participant’s Continuous Status as a Service Provider (other than termination by reason of the Participant’s death or Disability), the Participant may exercise his or her Option or SAR within such period of time as is specified in the Award Agreement to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Participant’s termination. If the Option or SAR is not so exercised within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option or SAR, the Shares covered by the unvested portion of the Option or SAR will revert to the Plan on the date one (1) month following the Participant’s termination. Notwithstanding the foregoing, in no event shall an Option or SAR be exercisable after the expiration of the term of the Award as provided in the Award Agreement.

(c) Disability of Participant. If a Participant terminates his or her Continuous Status as a Service Provider as a result of his or her Disability, the Participant may exercise his or her Option or SAR within such period of time as is specified in the Award Agreement to the extent the Option or SAR is vested on the date of termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option or SAR shall remain exercisable for twelve (12) months following the Participant’s termination. If, after termination, the Participant does not exercise his or her Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option or SAR, the Shares covered by the unvested portion of the Option or SAR will revert to the Plan on the date one (1) month following the Participant’s termination. Notwithstanding the foregoing, in no event shall an Option or SAR be exercisable after the expiration of the term of the Award as provided in the Award Agreement.

(d) Death of Participant. If a Participant dies while a Service Provider, the Option or SAR may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement (but in no event may the option be exercised later than the expiration of the term of such Option or SAR as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option or SAR is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option or SAR shall remain exercisable for twelve (12) months following Participant’s death. If the Option or SAR is not so exercised within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the

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Plan. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option or SAR, the Shares covered by the unvested portion of the Option or SAR will revert to the Plan on the date one (1) month following the Participant’s termination. Notwithstanding the foregoing, in no event shall an Option or SAR be exercisable after the expiration of the term of the Award as provided in the Award Agreement.

12. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan (including the limits set forth in Section 7), the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c) Transferability. Unless determined otherwise by the Administrator, Shares of Restricted Stock may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(i) General Restrictions. The Administrator may set restrictions based upon the achievement of Company-wide, departmental, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(ii) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(e) Removal of Restrictions. Except as otherwise provided in this Section 12, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

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13. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units (subject to the limitations set forth in Section 7) and the form of payout, which, subject to Section 13(d), may be left to the discretion of the Administrator.

(b) Vesting Criteria and Other Terms. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.

(i) General Restrictions. The Administrator may set vesting criteria based upon the achievement of Company-wide, departmental, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(ii) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set performance objectives based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock Units to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock Units that are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock Units under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again shall be available for grant under the Plan.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

14. Performance Shares.

(a) Grant of Performance Shares. Subject to the terms and conditions of the Plan, Performance Shares may be granted to Service Providers at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 7 hereof, the Administrator shall have complete discretion to determine the number of Shares subject to a Performance Share Award granted to any Service Provider.

(b) Value of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

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(c) Performance Objectives and Other Terms. The Administrator will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Shares that will be paid out to the Service Providers. Each Award of Performance Shares will be evidenced by an Award Agreement that will specify the performance period during which the applicable objectives must be met, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(i) General Restrictions. The Administrator may set performance objective based upon the achievement of Company-wide, departmental, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(ii) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Shares as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set performance objectives based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Shares to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Performance Shares that are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Shares under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(d) Earning of Performance Shares. After the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Share.

(e) Form and Timing of Payment of Performance Shares. Payment of earned Performance Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable performance period) or in a combination thereof.

(f) Cancellation of Performance Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Shares will be forfeited to the Company, and again will be available for grant under the Plan.

15. Leaves of Absence. Unless the Administrator provides otherwise or except as otherwise required by Applicable Laws, vesting of Awards granted hereunder shall cease commencing on the first day of any unpaid leave of absence and shall only recommence upon return to active service.

16. Transferability of Awards. Unless determined otherwise by the Administrator or as otherwise provided in the Plan, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

17. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Change in Control.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well

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as the price per share, if any, of Common Stock covered by each such outstanding Award and the 162(m) fiscal year share issuance limits under Sections 7(a) and (b) hereof shall, shall be proportionately adjusted for any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares should the Committee (in its sole discretion) determine such an adjustment to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Such adjustment shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option, SAR or right to purchase Restricted Stock until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options, SARs and right to purchase Restricted Stock) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall (i) fully vest in and have the right to exercise the Option, SAR or right to purchase Restricted Stock as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable, and (ii) fully earn and receive a payout with respect to other Awards. If an Award is not assumed or substituted for in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that (i) the Option, SAR or right to purchase Restricted Stock shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and (ii) all outstanding Options, SARs and rights to purchase Restricted Stock shall terminate upon the expiration of such period and (iii) all other outstanding Awards shall be paid out immediately prior to the merger or Change in Control. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or Change in Control, the assumed Award confers the right to purchase or receive, for each Share of Awarded Stock subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise (or payout or vesting, as applicable) of the Award, for each Share of Awarded Stock subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

18. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

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19. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing (or electronic format) and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise or payout, as applicable, of an Award unless the exercise or payout, as applicable, of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise or payout, as applicable, of an Award, the Company may require the person exercising such Option, SAR or right to purchase Restricted Stock, or in the case of another Award, the person receiving the payout, to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22. Severability. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

23. Non-U.S. Employees. Notwithstanding anything in the Plan to the contrary, with respect to any employee who is resident outside of the United States, the Administrator may, in its sole discretion, amend the terms of the Plan in order to conform such terms to the requirements of local law or to meet the objectives of the Plan. The Administrator may, where appropriate, establish one or more sub-plans for this purpose.

24. 2009 Exchange Program. Notwithstanding any other provision of the Plan to the contrary, upon approval of the Company’s shareholders, the Administrator may provide for, and the Company may implement, an Exchange Program, pursuant to which certain outstanding Options under the Plan as well as options under the 2002 Nonstatutory Stock Option Plan, the 2000 Employee Stock Option Plan and the Accent Optical Technologies, Inc. Stock Incentive Plan could, at the election of the Participant holding such Option, be tendered to the Company for cancellation in exchange for the issuance of a lesser amount of Options with a lower exercise price, provided that such Exchange Program is commenced within 2009.

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ANNUAL MEETING OF STOCKHOLDERS MAY 27, 2009 With- For All For hold Except Detach above card, sign, date and mail in postage paid envelope provided. PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. NANOMETRICS INCORPORATED REVOCABLE PROXY NANOMETRICS INCORPORATED INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below. The undersigned stockholder(s) of Nanometrics Incorporated, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 21, 2009, and hereby appoints Bruce C. Rhine and James P. Moniz, and each of them, Proxies and Attorneys in Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2009 Annual Meeting of Stockholders of Nanometrics Incorporated to be held on Wednesday, May 27, 2009 at 10:00 a.m., local time, at the principal offices of Nanometrics located at 1550 Buckeye Drive, Milpitas, California, 95035 and at any adjournments thereof, and to vote all shares of common stock which the undersigned is entitled to vote on the matters set forth below. 2. To approve an amendment and restatement of our 2003 Employee Stock Purchase Plan to increase the number of shares reserved for issuance under the plan by 1,200,000 shares. 3. To approve an amendment and restatement of our 2005 Equity Incentive Plan to allow in 2009 for a one-time stock option exchange program for eligible employees and executive officers and to clarify the plan term. 4. To ratify the appointment of BDO Seidman, LLP as Nanometrics’ independent registered public accounting firm for the fiscal year ending December 26, 2009. THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘FOR’ EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. This proxy, when properly executed, will be voted in the manner directed herein by the stockholder of record. If no directions are made, this proxy will be voted FOR all proposals. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting, and at any adjournment or postponement thereof, to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission, and by applicable state laws. 1. To elect two Class II directors, each to serve for a term of three years (except as marked to the contrary below): J. Thomas Bentley and Timothy J. Stultz, Ph.D. For Against Abstain IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED. PLEASE MARK VOTES AS IN THIS EXAMPLE Date Sign above Please be sure to date and sign this proxy card in the box below. For Against Abstain 6471 Co-holder (if any) sign above